THE FLEX-FUNDS                                      THE FLEX-FUNDS
1998 SEMI-ANNUAL REPORT                             P.O. Box 7177
                                                    Dublin, Ohio 43017
                                                    800-325-3539
                                                    Info@flexfunds.com
                                                    www.flexfunds.com



                                                  INSIDE
                                                  ------
                                                  Performance Table
[PHOTO] New York Stock Exchange                                         page 2

                                                  Meet John Q. Investor
                                                                        page 3

                                                  Letter to Shareholders
                                                                        page 5

                                                  The Highlands Growth Fund
                                                                        page 7

                                                  The Total Return Utilites Fund
                                                                        page 9
Investment Adviser: R. Meeder & Associates
                                                  The Muirfield Fund
                                                                        page 10

                                                  The U.S. Goverment Bond Fund
                                                                        page 11

                                                  The Money Market Fund
                                                                        page 12

                                                  1998 Semi-Annual Financial
                                                  Statements
                                                                        page 13

PERFORMANCE TABLE

PERIOD AND AVERAGE
ANNUAL TOTAL RETURNS    THE HIGHLANDS   THE TOTAL RETURN   THE MUIRFIELD    THE US GOVT         THE MONEY
AS OF 6/30/98            GROWTH FUND     UTILITIES FUND       FUND           BOND FUND         MARKET FUND
-------------            -----------     --------------       ----           ---------         -----------
Year to Date               15.96%            6.80%             6.41%            3.04%            2.64%
1 year                     28.96%           30.26%            10.26%           10.35%            5.42%
3 years                    21.75%           21.93%            13.89%            5.66%            5.40%
5 years                    16.22%             --              12.70%            6.09%            4.96%
10 years                   11.86%             --                --              7.12%            5.77%
life of fund               10.80%           21.24%            12.53%            7.19%            6.09%

                                                                                                 5.35% 7-day simple yield(1)
                                                                                                 5.48% 7-day compound yield(1)

1998 (thru 6/30/98)        15.96%            6.80%             6.41%            3.04%            2.64%
1997                       29.28%           28.68%            18.59%            7.70%            5.38%
1996                        9.08%           13.33%             5.99%            0.15%            5.27%
1995                       24.61%           15.00%(4)         25.82%           18.32%            5.85%
1994                       -0.69%             --               2.70%           -0.99%            4.10%
1993                        7.21%             --               8.11%            8.21%            2.98%
1992                        6.35%             --               6.91%            3.26%            3.70%
1991                       21.46%             --              29.83%           15.30%            6.12%
1990                        4.31%             --               2.33%            8.35%            8.21%
1989                       10.17%             --              13.95%            8.75%            9.32%
1988                       -5.79%             --               6.20%(2)         2.74%            7.59%
1987                        7.61%             --                --             -0.62%            6.62%
1986                       11.81%             --                --             12.58%            6.75%
1985                        6.90%(3)          --                --              9.59%(5)         6.10%(6)

* The results achieved by the Highlands Growth Fund during 1997 and 1998 were achieved with the Sector strategy as implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual rates of return for 3 years, 5 years, 10 years, and since inception reflect a combination of the Fund's previous tactical asset allocation discipline and its new Sector discipline.

The performance data shown above represents past performance and does not necessarily indicate future performance. All performance figures represent total returns and average annual total returns for the periods ended 6/30/98. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, U.S. Government Bond, and Total Return Utilities funds during each of the periods shown at right. The Money Market Fund will seek to maintain a constant net asset value, although there is no guarantee that it will be able to do so. Investments in The Money Market Fund are niether insured nor guaranteed by the U.S. Government.

(1) Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations. (2) Represents total return from 8/10/88 to 12/31/88. (3) Represents total return from 3/20/85 to 12/31/85. (4)
Represents total return from 6/21/95 tp 12/31/95. (5) Represents total return from 5/9/85 to 12/31/85. (6) Represents total return from 3/27/85 to 12/31/85.

The Flex-funds 1998 Semi-Annual Report * page 2

MEET JOHN Q. INVESTOR

Like many individual investors, he gets market information from the financial press and the nightly news. On any given day, he could tell you how the Dow was doing and where interest rates were headed. But it took a lesson in history before John became a wise and knowledgeable investor. Here is his story.

"Four years ago," John says, "everyone was talking emerging markets. Twenty-, thirty-, even forty-percent returns were being had, while the S&P 500 could barely keep ahead of inflation.

"So at the beginning of 1995, I sold shares in my large-cap growth fund, and bought shares in a hot emerging markets fund. By the end of 1997, my investment had lost money, and I missed out on the gains made by the U.S. stock market during that time.

"Now I know I should not have made my investment decision based on past performance. Today, I am a better investor because of it."

John's story, although hypothetical, is not unusual. Almost 3 out of every 4 investors choose a fund based only on short-term performance* -- not the best strategy to follow when planning your financial future.

Although analysts frequently cite historical figures to backup their theories about market movements, there is no guarantee that a rising market will continue to rise, year after record-breaking year. In fact, it is more likely a market that posts gains over an extended period will not show similar results over the next.

To demonstrate this point, consider the chart below. The numbers in the first column represent the average annual total return of five diverse market indexes for the years 1992 through 1994. Based on this information, in which market do you think John Q. Investor would have invested his money? And in which market would you have invested your money?

Turn to the next page to see how the market indexes performed over the next three year period.



AVERAGE ANNUAL TOTAL RETURNS FOR 3-YEAR CYCLES

1992-1994      1995-1997      Index
---------      ---------      -----
 18.3%
 10.3%
  7.9%
  6.3%
  4.6%


* FINANCIAL NEWS THIS WEEK, July 6, 1998. Published by Standard & Poor's Published Image.


                                 The Flex-funds 1998 Semi-Annual Report * page 3

MEET JOHN Q. INVESTOR Continued from page 3

AVERAGE ANNUAL TOTAL RETURNS FOR 3-YEAR CYCLES

1992-1994      1995-1997      Index
---------      ---------      -----
 18.3%          -7.6%         MSCI Emerging Markets Index
 10.3%          22.5%         Real Estate Investment Trust Index
  7.9%           6.3%         MSCI Europe Asia Far East Index
  6.3%          31.1%         Standard & Poors 500 Index
  4.6%          10.4%         Lehman Bros. Aggregate Bond Index


Maybe you are surprised to learn that an index that has performed so well as of late, like the S&P 500, was among the worst performing indexes only four years earlier.

This demonstrates the point perfectly -- past performance does not guarantee future results, and an investment strategy that chases past performance will not always result in similar gains.

If you were chasing past performance at the end of 1994, you may have shifted your investments to emerging markets, noting that the incredible 18.3% average annual return of the MSCI Emerging Market Index beat the S&P 500's 6.3% average annual return. If you had done so, you would have missed the bull run mounted by large-cap issues in the U.S. stock market since that time, and your investment in emerging markets may have actually lost money during the dismal performance between 1995 and 1997.

Does this mean you should shift your investments now, out of U.S. stock funds and into emerging market funds? Not exactly.

As a fund investor, your best strategy is to look beyond the annual returns, into the fine print of the prospectus. Read beyond the performance charts, to find out what is the fund's investment strategy, where are the market risks, and who is the manager behind the fund.

Also, understand that many investment markets go through cycles of bullishness and bearishness. If one market or fund posts stellar returns this year, don't expect a command performance the next. If your goals are long-term, be prepared to stick with your investment through the sluggish periods, in order to reap the benefits of multi-year growth.

Most importantly, know your own investment objective and tolerance for risk, then find a fund that is consistent with your objective and style.

By chasing the prevailing winds of performance, your investment strategy may fall short of your financial expectations. Shifting your investments from fund to fund may result in diminished returns, as hot markets quickly grow cold and short-term gains may be dramatically reduced by increased taxes.

Philosopher George Santayana said more than a century ago, "Those who do not remember the past are condemned to repeat it." He was speaking, of course, about history. But just like John Q. Investor, everyone could use a history lesson about the nature of change in the financial markets.


The Flex-funds 1998 Semi-Annual Report * page 4

LETTER TO SHAREHOLDERS

[PHOTO] Robert S. Meeder, Chairman

Dear Shareholders:                              July 21, 1998

The stock market has forged ahead to historically high values, and long term interest rates have reached record lows. The second quarter of 1998 gave investors a much needed pause after the first quarter's meteoric rise, when most market averages recorded modest gains. But during the first twenty calendar days of July, the percentage gain of the S&P 500, the Dow Jones Industrial Average, and the NASDAQ exceeded the results of all ninety days of the second quarter. (The Nasdaq alone added a 6.3% gain!)

Several years ago, I had a conversation with a respected market analyst which bears some relevance today. We were discussing a recent market rally when he said, "The rise in the market is significant, but how it got there may be more important," ... meaning ... was it a broad based rally with good volume statistics?

A current observation of "how it got there" was addressed in a recent article in
Barron's: "To illustrate," the author stated, "four equities -- Microsoft, Intel, Cisco, and Dell -- represent 25% or $566 billion of the Nasdaq composite index. That means the other 75% of the value of the composite is accounted for by no less than 5,422 stocks."

Another newspaper article noted that three of these high tech market favorites -- Cisco, Dell, and Microsoft -- were responsible for 51% of the increase in the Nasdaq's value for the last three years. The extent of their appreciation this year is best illustrated by reviewing each equity's percentage gain and price/earnings ratio estimated for this calendar year (as of 7/17/98): Equity P/E Ratio % Gain (Year to date, as of 7/17/98) Dell Computer 58 171% Microsoft 58 81% Cisco Systems 51 71%


EQUITY               P/E RATIO    % GAIN (YEAR TO DATE, AS OF 7/17/98)
------               ---------    ------------------------------------
Dell Computer            58                       171%
Microsoft                58                        81%
Cisco Systems            51                        71%


The point is, the advance in the market over the last six to twelve months has become more selective as time has passed. This condition of narrow leadership tends to develop high valuation in the few market favorites. Unless the rest of the market can catch up, the eventual result is a vulnerable market. So far, the catch-up has not occurred -- just the opposite is happening.

How high will this market go? Obviously, no one really knows. But at some point in the future, most everyone will say in hindsight the market was tremendously overvalued and a decline to more "normal levels" was inevitable.

Whenever we publish a report to our shareholders, I would love to say that all our funds rank near or at the top of their categories. But that is not realistic, because our funds have diverse investment strategies, and the mutual fund universe is now larger than the number of stocks listed on the New York and American Stock Exchanges combined.


                                 The Flex-funds 1998 Semi-Annual Report * page 5

However, three of our funds posted noteworthy results for the twelve months ended June 30, 1998: The Total Return Utilities Fund, which just received a 4-star rating from Morningstar; The Money Market Fund, a consistent top performer among all retail money market funds in the country; and The U.S. Government Bond Fund, which performed well when compared to other intermediate government bond funds.

Once again, The Money Market Fund extended its streak of having the highest cumulative total return of all general purpose money market funds monitored by Lipper Analytical Services since its inception in March of 1985. For the last twelve months, The Money Market Fund exceeded the average annual total return of general purpose money market funds by almost one-half of 1% (5.42% versus 4.96%) and was ranked in the top 8% of general money market funds.

In my previous letter to shareholders, I referred to an upcoming capability for shareholders to access account balance information, including recent deposits, redemptions, distributions, and share prices via The Flex-fund Voice Response Line. That has not happened yet, but we expect it will on or about October 1st. We are converting to a new record keeping software package, and we elected to delay implementation of the Voice Response System until the new record keeping system is installed.

By the way, you will be pleased to know that our new record keeping system is Year 2000 compliant.

Over the last few years, The Flex-funds have contracted with well known national and international investment managers, to expand our mutual fund offerings. The Board is very pleased with the investment results provided by our new partners, and we encourage you to investigate their strategies and investment returns. The Total Return Utilities Fund, The Highlands Growth Fund, and our most recent offering to our shareholders, The International Equity Fund, affords you the opportunity to expand your investment horizon with experienced and successful portfolio managers.

Please read the enclosed progress reports from our fund managers for in-depth market and performance perspective. For more information on any fund in The Flex-funds family, simply call our shareholder services number at 1-800-325-3539, and our friendly associates will make sure you receive the information you seek.

Cordially,

/s/ Robert S. Meeder

Robert S. Meeder
Chairman


The Flex-funds 1998 Semi-Annual Report * page 6

The Flex-funds Semi-annual Report * June 30th, 1998
THE HIGHLANDS GROWTH FUND

[PHOTO] William L. Gurner, Portfolio Manager

For the first half of 1998, The Highlands Growth Fund outperformed the Morningstar average growth fund with a six-month total return of 15.96%, besting the 13.66% Morningstar average total return for growth funds.

PERFORMANCE PERSPECTIVE

Since the adoption of The Fund's new investment strategy, "Sector Plus", on December 31, 1996, the Fund has consistently outperformed the average growth fund, according to Morningstar Inc.

Period and Average Annual          The Highlands    Morningstar Average
Total Returns as of 6/30/98         Growth Fund        Growth Fund
---------------------------         -----------        -----------
3 months*                               2.43%              0.83%
6 months*                              15.96%             13.66%
12 months                              28.96%             24.52%
18 months                              30.97%             26.21%
-----------------------------------------------------------------------
* Not Annualized
-----------------------------------------------------------------------

The Highlands Growth Fund allocates its assets into 10 distinct industry sectors, closely weighted to the respective sectors of the S&P 500. Investment managers who are "sector specialists" are then utilized to manage the 10 distinct sectors. Each sector specialist's goal is to outperform their S&P 500 sector benchmark.

The following table illustrates each sector manager's performance versus their respective S&P 500 sector performance for the first six months of 1998.

SECTOR            The Highlands  S&P      SECTOR           The Highlands   S&P
Sector Manager    Growth Fund    500      Sector Manager    Growth Fund    500
--------------    -----------    ---      --------------    -----------    ---
CONSUMER DURABLES                         CONSUMER NON-DURABLES
Barrow-Hanley       32.02%      34.27%    Barrow-Hanley         7.81%     13.41%

TECHNOLOGY                                MATERIALS & SERVICES
RCM                 28.38%      26.31%    Ashland              11.95%     10.79%

HEALTH                                    CONSUMER GOODS
Alliance            24.82%      25.86%    Hallmark             13.18%     15.83%

ENERGY                                    FINANCE
Mitchell             2.85%       5.25%    Delta Capital        15.99%     16.51%

TRANSPORTATION                            UTILITIES
Miller/Howard        2.65%       1.65%    Miller/Howard        14.11%     12.00%

MARKET PERSPECTIVE
Through the first half of 1998, the stock market was performing to our expectations. Large-cap stocks continued to advance during the second quarter before corrections in several market sectors affected the market as a whole. By the end of June, however, the market had achieved modest gains, thanks in part to a slight recovery at the end of the quarter.

During the second quarter, we saw a bull market and a bear market at the same time. Stocks with less earnings momentum were doing better than quality stocks and equities with better earnings potential.

It looks as if the market may remain choppy through the second half of 1998. The momentum shifts so quickly that a long-term investor should hold those quality names that will do well in the long run.

PERIOD AND AVERAGE                                SECTOR WEIGHTINGS (6/30/98)
ANNUAL TOTAL RETURNS*                             ---------------------------
---------------------                             [GRAPH] The following was
Year to date   15.96%                                     presented as a pie
1 Year         28.96%                                     chart:
3 Years        21.75%
5 Years        16.22%                             S&P 500 Futures       21.1%
10 Years       11.86%                             Technology            14.1%
Life of Fund   10.80%                             Finance               13.4%
---------------------                             Consumer Nondurables  11.9%
* The results achieved by the Highlands           Health                 9.5%
Growth Fund during 1997 and 1998 were             Transportation         7.5%
achieved with the Sector strategy as              Energy                 6.4%
implemented by Sector Capital Management          Consumer Durables      6.4%
LLC, the Fund's subadviser.  The average          Materials & Services   5.1%
annual rates of return for 3 years, 5 years,      Capital Goods          3.9%
10 years, and since inception reflect a           Utilities              0.8%
combination of the Fund's previous tactical asset allocation discipline and its new
Sector discipline.

                                 The Flex-funds 1998 Semi-Annual Report * page 7

PERFORMANCE OF MR. GURNER and the SUBADVISER

                            1996     1995         1994    1993    1992   1991(2)
--------------------------------------------------------------------------------
                           Sector Capital LLC                Mr. Gurner
--------------------------------------------------------------------------------
Privately Managed Accounts  26.27%   45.79%        0.97%   14.78%  8.26%  18.79%
The S&P 500 Index(1)        21.08%   37.53%        1.10%   10.00%  7.69%  16.66%
The Average Growth Fund(3)  19.56%   31.02%       -1.66%   12.00%  8.80%  20.27%
--------------------------------------------------------------------------------

(1)The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income, dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) Commencement of investment operations with regard to Mr. Gurner is March 1, 1991.

(3)According to Morningstar Principia.

William L. Gurner, the President, Administrator and Portfolio Manager of Sector Capital Management, LLC ("the Subadviser"), served as Manager (Trust Investments) for an employee benefit plan of a large corporation from September, 1987 through December, 1994. The table above sets forth Mr. Gurner's performance from March 1, 1991 through December 31, 1994 [from September 1987 until March 1, 1991, the employee benefit plan did not have investment objectives, policies, strategies and risks similar to those of the Growth Stock Portfolio (The Highlands Growth Fund's Portfolio) and The Highlands Growth Fund ("The Fund")] relating to the historical performance of the employee benefit plan managed by Mr. Gurner and the Subadviser's composite performance relating to the historical performance of private accounts managed by the Subadviser from January 1, 1995 through December 31, 1996, that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Mr. Gurner and the Subadviser engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage on a discretionary basis the assets of the employee benefit plan and such private accounts. The data is provided to illustrate the past performance of Mr. Gurner and the Subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Growth Stock Portfolio or the Fund. Investors should not consider this performance data as an indication of future performance of the Growth Stock Portfolio or the Fund. Mr. Gurner and the Subadviser's composite performance data shown above were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Subadviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Subadviser that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the Subadviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The employee benefit plan managed by Mr. Gurner and the private accounts that are included in the Subadviser's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and the Subadviser's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of Mr. Gurner and the Subadviser's composite presented above are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data.

*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly compatible.

The Flex-funds 1998 Semi-Annual Report * page 8

The Flex-funds Semi-Annual Report * June 30th, 1998
THE TOTAL RETURN UTILITIES FUND

[PHOTO] Lowell G. Miller, Portfolio Manager

In its first review, The Total Return Utilities Fund has earned a 4-star rating (****) from Morningstar*. Only one other fund in the utilities industry category has a 4-star rating, making The Total Return Utilities Fund one of the best investments in that market sector.

During the first half of 1998, the Fund lagged behind the average utility fund, due to slight underperformance of some of our major holdings. However, for longer periods, the performance of The Total Return Utilities Fund remains well ahead of industry averages.

PERFORMANCE PERSPECTIVE

The Fund's annual total return rates over the previous one-, two-, and three-year periods remain ahead of the competition. Since the Fund's inception in 1995, it has provided a cumulative total return of 79.10%, which equates to an average annual total return of 21.24%.

PERIOD AND AVERAGE ANNUAL     THE TOTAL RETURN   MORNINGSTAR AVERAGE
TOTAL RETURNS AS OF 6/30/98    UTILITIES FUND      UTILITIES FUND
---------------------------    --------------      --------------
3 months                           -3.01%              -1.50%
6 months                            6.80%               8.30%
12 months                          30.26%              25.38%
2 years                            21.65%              19.99%
3 years                            21.93%              18.88%

MARKET PERSPECTIVE

After recording competitive results during the first quarter of 1998, profit-taking and other circumstances caught up with The Total Return Utilities Fund during the three months that ended June 30, 1998. In comparison, the Dow Jones Utilities Average did well during the second quarter, largely because the index is heavily weighted in favor of large-cap, nuclear-based electric utility companies, just the sort of stock we do not own and never will.

Even though most of the Fund's portfolio is domestic, it was nicked by Asian concerns and currency weaknesses. New Zealand Telecom lost 17.55%, while Hong Kong Telecom dropped 9.6%. Because some traders tend to lump all non-Western companies in the same basket, Enersis, a Chilean company, suffered, too, falling
22.57 percent.

On the positive side, Calenergy has continued its recovery, even though it has some limited exposure in the Far East. AirTouch has continued to move higher, up 16.25%, as has Enron, up 16.%, and the heavily weighted LGE, up 4.62%.

Looking forward, we see ample opportunity for our steady, moderate growth utilities and excellent special opportunities due to mergers domestically and oversold companies internationally.

* Morningstar proprietary rating reflects historical risk-adjusted performance as of 6/30/98. These ratings are subject to change monthly and are calculated from the fund's 3-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive 5-stars; 22.5% receive four stars.

PERIOD AND AVERAGE                      PORTFOLIO HOLDINGS (6/30/98)
ANNUAL TOTAL RETURNS*                   ---------------------------
---------------------                   [GRAPH] The following was
Year to date    6.80%                           presented as a pie
1 Year         30.26%                           chart:
2 Years        21.65%
3 Years        21.93%                   Telecommunications            35.6%
Life of Fund   21.24%                   Natural Gas                   18%
---------------------                   Telecommunications Equipment  16.6%
                                        Oil/Gas Domestic              12.2%
                                        Electric Utility               9.7%
                                        Water Utility                  3.8%
                                        Energy                         1.9%
                                        Money Market Instruments       1.3%
                                        Diversified Utility            1.1%


                                 The Flex-funds 1998 Semi-Annual Report * page 9

The Flex-funds Semi-Annual Report * June 30th, 1998
THE MUIRFIELD FUND

[PHOTO] Robert S. Meeder, Jr., Portfolio Manager

Through the first half of 1998, The Muirfield Fund underperformed the average asset allocation fund. However, during the second quarter, the Fund's total return exceeded Morningstar's average total return for asset allocation funds.

We are pleased with the second quarter results, which are due to timely asset allocation adjustments within the portfolio and good decisions on mutual fund holdings made during the quarter.

PERFORMANCE PERSPECTIVE

PERIOD AND AVERAGE ANNUAL     THE MUIRFIELD     MORNINGSTAR AVERAGE
TOTAL RETURNS AS OF 6/30/98        FUND        ASSET ALLOCATION FUND
---------------------------        ----        ---------------------
3 months                           2.11%               1.08%
6 months                           6.41%               8.60%
12 months                         10.26%              16.50%
3 years                           13.89%              16.24%
5 years                           12.70%              13.21%

MARKET PERSPECTIVE

The Fund began the second quarter with 65% of the portfolio invested in the stock market, 30% in U.S. government bonds, and the remainder in money market instruments. However, by early May, while the benchmark Dow Jones Industrial Average hit record levels, the broader stock market and other internal measurements of the stock market were not confirming the strength in the Dow Jones Industrial Average.

For example, while the Dow Jones Industrial Average was posting new all-time highs, the Nasdaq Composite (OTC), the Russell 2000, and our proprietary growth mutual fund index were at lower highs. Additionally, fewer stocks were making new highs, nearly all of our advance/decline statistics were in a negative trend, and our various volume measurements were also negative.

Historically, when these conditions develop, it indicates the risk/reward relationship may be changing, from a low risk to a high risk stock market environment. Consequently, we concluded the most prudent posture was to adopt a more defensive position, and we reduced our equity exposure to 50% in early May.

Furthermore, a flattening yield curve (a smaller difference between the yield on long-term bonds and short-term money market instruments, for example 5.6% on long-term bonds vs. 5.5% on money market securities) precipitated the elimination of our U.S. Government bond holdings.

However, by late June our investment discipline improved to the point where it was no longer appropriate to maintain a partially defensive position. Consequently, by late June The Muirfield Fund was 100% invested in the stock market.

As a reminder, all our traditional fundamental indicators (i.e.: P/E ratios, dividend yield, earnings ratios, etc.) are so overvalued that it prevents us from becoming complacent regarding the potential risk of the stock market.

PERIOD AND AVERAGE                      PORTFOLIO HOLDINGS (6/30/98)
ANNUAL TOTAL RETURNS*                   ---------------------------
---------------------                   [GRAPH] The following was
Year to date    6.41%                           presented as a pie
1 Year         10.26%                           chart:
3 Years        13.89%
5 Years        12.70%                   Mutual Funds             61.3%
Life of Fund   12.53%                   S&P 500 Futures          22.2%
---------------------                   The Dow 30 Stocks        11.9%
                                        Cash & Cash Equivalents   3.5%
                                        U.S. Government Bonds     1.1%

The Flex-funds 1998 Semi-Annual Report * page 10

The Flex-funds Semi-Annual Report * June 30th, 1998
THE U.S. GOVERNMENT BOND FUND

[PHOTO] Joseph A. Zarr, Portfolio Manager

Interest rates continued to fluctuate in a narrow range during the first half of 1998, although a slight decline from late April through the second quarter helped long-term U.S. interest rates reach record lows.

The U.S. Government Bond
Fund was able to make the most of this historically low interest rate environment, providing a six-month total return of 3.04% which was in line with the average government bond fund. As of June 30, 1998, the Fund's 12-month total return of 10.35% significantly outperformed the 8.63% 12-month total return for the average government bond fund, according to Morningstar.

PERFORMANCE PERSPECTIVE

PERIOD AND AVERAGE ANNUAL       THE U.S. GOVERNMENT       MORNINGSTAR AVERAGE
TOTAL RETURNS (AS OF 6/30/98)        BOND FUND         U.S. GOVERNMENT BOND FUND
-----------------------------        ---------         -------------------------
3 months                                1.72%                    1.92%
6 months                                3.04%                    3.20%
12 months                              10.35%                    8.63%
3 years                                 5.66%                    6.37%
5 years                                 6.09%                    5.31%

MARKET PERSPECTIVE

The impetus for these record low interest rates during the first half of 1998 has been the"flight to quality" triggered by the on-going Asian financial crisis. Not only did markets throughout Southeast Asia continue to fall through the second quarter, but in May Japan officially tumbled into a recession. That in turn caused equity markets across the region to drop sharply, as money flowed into U.S. Treasury bonds.

The Asian crisis has had a definite impact on the Federal Reserve Board and its policy-making considerations about short-term interest rates. Conflicting data regarding the U.S. economy has caused the Fed to walk a fiscal tightrope between raising rates to slow the pace of growth, and leaving them untouched.

The U.S. Government Bond Fund began the second quarter in a slightly defensive position, investing about 20% of its portfolio in money market instruments. Then in May, the Fund took an even greater defensive tack, placing 40% of the portfolio into short-term investments, before the fund became fully invested at the beginning of June.

At this point, we expect the Fed to maintain a steady course, especially with the upcoming general election this November. However, if Treasury rates continue to fall and short-term rates remain level, it will create an "inverted yield curve," in which short-term rates will be higher than the longer-term rates. If that happens, expect the Fund to be invested entirely in higher-yield money market instruments.

PERIOD AND AVERAGE                      PORTFOLIO HOLDINGS (6/30/98)
ANNUAL TOTAL RETURNS*                   ---------------------------
---------------------                   [GRAPH] The following was
Year to date    3.04%                           presented as a pie
1 Year         10.35%                           chart:
3 Years         5.66%
5 Years         6.09%                   10 Year U.S. Government Securities  92%
10 Years        7.12%                   Cash Equivalents                     8%
Life of Fund    7.19%
---------------------

                                The Flex-funds 1998 Semi-Annual Report * page 11

The Flex-funds Semi-Annual Report * June 30th, 1998
THE MONEY MARKET FUND

[PHOTO] Philip A. Voelker, Portfolio Manager

Since its inception in 1985, The Money Market Fund continues to post the highest cumulative total return of all general purpose money market funds monitored by Lipper Analytical Services Inc., with a cumulative total return of 118.89%.

During the first half of 1998, The Money Market Fund placed among the nation's leading money market funds, according to Lipper. The survey ranked The Money Market Fund among the top 8% of 309 general purpose money market funds. The Fund's total return has always placed among the top 10% of all money market funds for any 12-month period since inception.

As of the close of business June 30, 1998, The Money Market Fund's 6-month total return was 2.64%. The Fund's 7-day simple yield as of that date was 5.35%, while its 7-day compound yield then was 5.48%.

PERFORMANCE PERSPECTIVE

PERIOD AND AVERAGE ANNUAL       THE MONEY      LIPPER MONEY MARKET
TOTAL RETURNS AS OF 6/30/98    MARKET FUND        FUND AVERAGE
---------------------------    -----------        ------------
3 months                           1.31%               1.20%
6 months                           2.64%               2.42%
12 months                          5.42%               4.96%
3 years                            5.40%               4.94%
5 years                            4.96%               4.54%
10 years                           5.77%               5.34%

MARKET PERSPECTIVE

We continued our neutral stance in regard to interest rates during the first half of 1998. As a result, we continued to reduce the average maturity of securities within the portfolio of The Money Market Fund during the second quarter, from about 60 days at the beginning of April to 45 days in mid-June.

The trend in short-term interest rates through the last six months has been relatively flat. The Federal Reserve Board continues to walk a tightrope between raising rates to stave off inflation, and lowering rates to counter the decelerating pressures of the Asian financial crisis.

When interest rates are stable or falling -- as they did slide slightly toward the end of the second quarter -- it gives us confidence that the Fed is not going to raise rates. At the same time, we are not aggressively pursuing longer maturity investments, because there is very little difference between six-month Treasury bills and the Fed's overnight rate, which was 5.5%. This is a conservative position, in case the Fed does move or shocks lead to increased interest rates in the bond market. It also allows us to move dramatically if economic conditions do change.

Currently, we do not expect to make a significant change to the portfolio for some time. There is little economic reason to do so, with long-term bonds trading at a lower rate than overnight Federal Reserve funds. There is only a narrow advantage in owning riskier, long-term securities rather than safer, short-term securities.

7-DAY SIMPLE YIELD                      PORTFOLIO HOLDINGS (6/30/98)
as of 6/30/98       5.35%               ---------------------------
                                        [GRAPH] The following was
7-DAY COMPOUND YIELD                            presented as a pie
as of 6/30/98       5.48%                       chart:

PERIOD AND AVERAGE                      Commercial Paper              37%
ANNUAL TOTAL RETURNS*                   Corporate Obligations         24%
---------------------                   Repurchase Agreements         18%
Year to date    2.64%                   Floating Rate Notes           18%
1 Year          5.42%                   U.S. Government Obligations    3%
3 Years         5.40%
5 Years         4.96%
10 Years        5.77%
Life of Fund    6.09%
---------------------

The Flex-funds 1998 Semi-Annual Report * page 12

                                        THE FLEX-FUNDS
                               1998 Semi-Annual Report     [PHOTO] Pocketwatch
             Portfolio Holdings & Financial Statements





                                     The Flex-funds 1998 Semi-Annual Report   13

                             GROWTH STOCK PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)

INDUSTRIES/CLASSIFICATIONS             SHARES OR FACE AMOUNT    VALUE
--------------------------             ---------------------    -----

   COMMON STOCKS - 78.6%

      AEROSPACE/DEFENSE - 1.2%
      Boeing Co.                                 3,590 $       159,979
      Cordant Technologies, Inc.                   350          16,144
      General Dynamics Corp.                     1,000          46,500
      General Motors Corp. - Class H               330          15,531
      Gulfstream Aerospace Corp. #                 150           6,975
      Lockheed Martin Corp.                        530          56,114
      Northrup Grumman Corp.                       200          20,625
      Raytheon Co. - Class B #                   1,070          63,264
      Textron, Inc.                              1,060          75,989
      United Technologies Corp.                  1,400         129,500
                                                               -------
                                                               590,621

      AIR TRANSPORTATION - 0.3%
      AMR Corp. #                                  750          62,437
      Delta Air Lines, Inc.                        315          40,714
      Southwest Airlines                           890          26,311
      USAir Group #                                340          26,945
                                                               -------
                                                               156,407

      ALUMINUM - 0.1%
      Aluminum Company of America                  860          56,706

      APPAREL - 0.5%
      Fruit of the Loom, Inc. #                  4,800         159,300
      Polo Ralph Lauren Corp. #                  2,100          58,800
                                                               -------
                                                               218,100

      AUTO & TRUCK - 1.7%
      Chrysler Corp.                             2,200         124,025
      Ford Motor Co.                             6,500         383,500
      General Motors Corp.                       4,000         267,250
      Paccar, Inc.                                 178           9,300
      TRW, Inc.                                    770          42,061
                                                               -------
                                                               826,136

      BANKING - 0.4%
      J.P. Morgan & Co.                          1,000         117,063
      Washington Mutual Savings Bank             1,755          76,233
                                                               -------
                                                               193,296

      BEVERAGE--ALCOHOLIC - 0.5%
      Anheuser-Busch Cos., Inc.                  2,400         113,250
      Canadaigua Wine Co. #                      2,600         127,887
                                                               -------
                                                               241,137

      BEVERAGE--SOFT DRINK - 1.5%
      Coca-Cola Co.                              5,100         436,050
      Pepsico, Inc.                              6,500         267,719
                                                               -------
                                                               703,769

      BUILDING MATERIALS - 0.3%
      Crane Co.                                    280          13,597
      Foster Wheeler Corp.                       2,712          58,139
      Masco Corp.                                  800          48,400
      Willbros Group #                           1,500          23,438
                                                               -------
                                                               143,574


      CAPITAL GOODS - 0.1%
      Cooper Industries                            260          14,284
      Eaton Corp.                                  166          12,906
      Ingersoll-Rand                               356          15,686
                                                                ------
                                                                42,876

      CHEMICAL--DIVERSIFIED - 1.4%
      Air Products & Chemicals, Inc.             1,070          42,800
      E.I. du Pont de Nemours & Co.              5,350         399,578
      Monsanto Corp.                             2,840         158,685
      Praxair, Inc.                                650          30,428
      Rohm & Haas Co.                              335          34,798
      Union Carbide Corp.                          460          24,552
                                                               -------
                                                               690,841

14   The Flex-funds 1998 Semi-Annual Report

INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT    VALUE
--------------------------                 ---------------------    -----

      CHEMICAL--SPECIALTY - 0.0%
      Sigma Aldrich                                   440          15,455

      COMMERCIAL SERVICES - 0.2%
      Cognizant Corp.                                 750          47,250
      Dun & Bradstreet                              1,260          45,360
                                                                   ------
                                                                   92,610

      COMPUTERS & PERIPHERALS - 2.3%
      Allied Waste Industries, Inc. #               1,080          25,920
      Compaq Computer Corp.                         3,660         103,852
      Dell Computer Corp. #                         3,310         307,209
      EMC Corp./Mass #                              4,210         188,661
      EVI Weatherford, Inc. #                         760          28,120
      IBM                                           3,420         392,659
      Micron Technology, Inc. #                       500          12,406
      Sun Microsystems #                              940          40,831
                                                                ---------
                                                                1,099,658

      COMPUTER SOFTWARE & SERVICES - 4.2%
      America Online, Inc. #                          610          64,126
      Cambridge Technologies Partners, Inc. #         640          34,960
      Ceridian Co. #                                  600          35,250
      Citrix Systems, Inc. #                          700          47,863
      Computer Associates International, Inc.       2,555         141,962
      Computer Sciences Corp. #                       560          35,840
      DST Systems, Inc. #                             350          19,600
      First Data Corp.                              1,600          53,300
      Manugistics Group, Inc. #                       125           3,094
      Microsoft Corp. #                            11,174       1,210,982
      National Data Corp.                             900          39,375
      Network Associates, Inc. #                    1,140          54,577
      Oracle Corp. #                                3,430          84,249
      Parametric Technology Co. #                     600          16,275
      Peoplesoft, Inc. #                            1,500          70,500
      Sapient Corp. #                                 300          15,825
      Saville Systems plc - Sponsored ADR #           280          14,035
      Sterling Commerce, Inc. #                     1,050          50,925
      Sungard Data Systems, Inc. #                    770          29,549
      Wind River Systems #                            600          21,525
                                                                ---------
                                                                2,043,812

      COMPUTER SYSTEMS - 0.1%
      Visio Corp. #                                   700          33,425

      CONSUMER NON-DURABLE - 3.7%
      Chattem, Inc. #                               7,500         200,625
      The Clorox Co.                                1,900         181,688
      Haggar Corp.                                 11,500         146,625
      Procter & Gamble Co.                          7,900         719,394
      Rubbermaid, Inc.                             11,400         376,200
      Tupperware Corp.                              6,500         182,812
                                                                ---------
                                                                1,807,344

      COPPER - 0.0%
      Phelps Dodge Corp.                              240          13,725

      COSMETICS - 1.4%
      Avon Products, Inc.                             400          30,975
      International Flavors & Fragrances, Inc.      3,900         169,406
      Kimberly-Clark Corp.                          2,300         105,513
      Playtex Products, Inc. #                     22,500         358,594
                                                                  -------
                                                                  664,488

      DATA PROCESSING - 0.1%
      Fiserv, Inc. #                                  650          27,605
      I2 Technologies, Inc. #                         360          12,645
                                                                   ------
                                                                   40,250

      DIVERSIFIED - 1.2%
      Allied Signal, Inc.                           2,200          97,625
      Corning, Inc.                                   740          25,715
      Minnesota Mining & Manufacturing Co.            900          73,969
      National Service Industries                     430          21,876
      Norfolk Southern Corp.                        1,550          46,209
      PPG Industries, Inc.                            970          52,259
      Ralston Purina                                  600          70,088
      Tenneco                                         559          21,277
      Tyco International                            2,470         155,610
                                                                  -------
                                                                  564,628

                                     The Flex-funds 1998 Semi-Annual Report   15

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----

      DRUG - 6.4%
      Abbott Labs                                  5,530         226,730
      Bristol Myers Squibb                         5,170         594,227
      Eli Lilly & Co.                              3,270         216,637
      Merck & Co., Inc.                            5,660         757,025
      Pfizer, Inc.                                 6,180         671,689
      Schering Plough Corp.                        4,390         402,234
      Warner Lambert Co.                           3,210         222,694
                                                               ---------
                                                               3,091,236

      DRUGSTORE - 0.1%
      Longs Drug Stores                            2,000          57,750

      ELECTRIC--INTEGRATED - 0.6%
      FPL Group, Inc.                                780          49,140
      Houston Industries, Inc.                     1,510          46,527
      Texas Utilities Co.                          2,590         107,809
      Unicom Corp.                                 3,050         106,941
                                                                 -------
                                                                 310,417

      ELECTRIC PRODUCTION - 0.0%
      Sundstrand Corp.                               350          20,037

      ELECTRIC UTILITY - 0.5%
      American Electric Power, Inc.                1,130          51,274
      Duke Power Co.                               1,530          90,652
      Southern Co.                                 2,890          80,017
                                                                 -------
                                                                 221,943

      ELECTRICAL EQUIPMENT - 2.7%
      General Electric Corp.                      14,295       1,299,058
      Thomas & Betts                                 330          16,253
                                                               ---------
                                                               1,315,311


      ELECTRONIC COMPONENT SEMICONDUCTORS - 1.6%
      Intel                                        7,970         590,776
      KLA -Tencor Corp. #                            350           9,691
      Linear Tech Corp.                              200          12,063
      Motorola, Inc.                                 240          12,615
      Texas Instruments, Inc.                      2,200         128,287
                                                                 -------
                                                                 753,432

      ELECTRONIC COMPONENTS - 0.2%
      Emerson Electric                             1,729         104,388

      ELECTRONIC MEASUREMENT - 0.0%
      Teradyne, Inc. #                               390          10,433

      ELECTRONICS - 0.1%
      Altera Corp. #                                 480          14,190
      Rockwell International Corp.                   700          33,600
                                                                  ------
                                                                  47,790

      ENERGY - 0.0%
      Western Atlas #                                200          16,975

      FINANCE - 7.9%
      Banc One Corp.                               3,300         184,181
      Bank of Boston Corp.                         1,600          89,000
      Bankers Trust New York Co.                     600          69,638
      Chase Manhattan Corp.                        6,600         498,300
      Citicorp                                     2,300         343,275
      Equifax, Inc.                                1,070          38,854
      Federal Home Loan Mortgage Corp.             1,900          89,419
      Federal National Mortgage Corp.              2,300         139,725
      First Chicago NBD Corp.                      1,700         150,662
      First Union Corp.                            6,068         353,461
      Firstplus Financial Group #                  7,100         255,600
      Fleet Financial Group, Inc.                  1,200         100,200
      Green Tree Financial Corp.                   1,700          72,781
      Lehman Brothers Holdings, Inc.               1,300         100,831
      Mellon Bank Corp.                            3,000         209,063
      Merrill Lynch & Co.                            600          55,350
      NationsBank Corp.                            5,225         400,692
      Norwest Corp.                                6,200         232,500
      PNC Bank Corp.                               2,400         129,300
      Ryder Systems, Inc.                            310           9,784
      SunTrust Banks, Inc.                           900          73,181
      Wells Fargo & Co.                              600         221,400
                                                               ---------
                                                               3,817,197

      FINANCIAL SERVICES - 2.3%
      American Express Co.                         1,500         170,625
      Associates First Capital                     3,400         261,587
      Avery Dennison Corp.                           720          38,700
      BankAmerica Corp.                            4,400         380,600


16   The Flex-funds 1998 Semi-Annual Report

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----


      Capital One Financial Corp.                  1,700         211,119
      HF Ahmanson & Co.                              800          56,800
                                                               ---------
                                                               1,119,431

      FOREST PRODUCTS - 0.2%
      Georgia Pacific Corp.                          430          25,343
      Weyerhauser Co.                              1,120          51,730
      Willamette Industries, Inc.                    640          20,480
                                                                  ------
                                                                  97,553

      HEALTH - 1.4%
      American Home Products                       5,950         307,913
      Humana, Inc. #                               1,160          36,177
      Johnson & Johnson                            4,300         318,200
                                                                 -------
                                                                 662,290

      HOTEL/GAMING - 0.3%
      Hilton Hotels Corp.                          5,100         145,988

      INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                630          52,644
      Johnson Controls, Inc.                         197          11,389
      Parker Hannifin Corp.                          246           9,379
                                                                  ------
                                                                  73,412

      INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                             250          15,547

      INSURANCE--LIFE - 0.8%
      AmerUs Life Holdings, Inc.                   7,841         253,852
      Transamerica Corp.                           1,100         126,637
                                                                 -------
                                                                 380,489

      INSURANCE--MULTILINE - 2.2%
      Allstate                                     1,800         164,813
      American International Group                 2,250         328,500
      Conseco, Inc.                                5,700         267,187
      Travelers Group, Inc.                        4,847         293,849
                                                               ---------
                                                               1,054,349

      LASERS--SYSTEMS & COMPONENTS - 0.0%
      Uniphase Corp. #                               330          20,718

      MACHINERY - 0.4%
      Deere & Co.                                  2,140         113,086
      Dover Corp.                                    514          17,605
      Lancer Corp. #                               3,700          59,662
      W.W. Grainger                                  234          11,656
                                                                 -------
                                                                 202,009

      MACHINERY--CONSTRUCTION & MINING - 0.4%
      Case Corp.                                     176           8,492
      Caterpillar, Inc.                            1,395          73,804
      Halliburton Co.                              1,300          57,769
      NACCO Industries, Inc.                         375          48,469
                                                                 -------
                                                                 188,534

      MANUFACTURING - 0.2%
      Mueller Industries, Inc. #                   1,500          55,688
      Owens Illinois #                               670          29,982
                                                                  ------
                                                                  85,670

      MARKETING SERVICES - 0.1%
      Omnicom Group, Inc.                            975          48,628

      MATERIALS & SERVICES - 0.6%
      Champion International Corp.                   425          20,905
      Dana Corp.                                     370          19,703
      Deluxe Corp.                                   490          17,517
      Ecolab, Inc.                                   600          18,600
      Hercules, Inc.                                 570          23,441
      Illinois Tool Works, Inc.                    1,490          99,364
      Service Corp. International                  1,350          57,881
      Sherwin-Williams Co.                           920          30,475
                                                                 -------
                                                                 287,886

      MEDICAL PRODUCTS - 0.8%
      Algos Pharmaceutical Corp. #                 1,880          50,760
      Centor, Inc. #                               2,080          75,400
      GelTex Pharmaceuticals, Inc. #               2,670          49,729
      IDEC Pharmaceuticals Corp. #                 1,160          27,332
      MedImmune, Inc. #                            1,990         124,126
      Neurex Corp. #                                 990          30,071
      PhyCor, Inc. #                               1,480          24,513
                                                                 -------
                                                                 381,931

                                     The Flex-funds 1998 Semi-Annual Report   17

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----


      MEDICAL SERVICES - 0.4%
      Columbia/HCA Healthcare Corp.                 1,400          40,775
      Genzyme Corp. #                               1,370          35,021
      HBO & Co.                                     2,370          83,543
      Shared Medical Systems                          420          30,844
                                                                  -------
                                                                  190,183

      MEDICAL SUPPLIES - 0.6%
      Boston Scientific Co. #                         738          52,859
      IDEXX Laboratories, Inc. #                    1,280          31,840
      Medtronic, Inc.                               2,850         181,688
                                                                  -------
                                                                  266,387

      MEDICAL--HMO - 0.2%
      United Healthcare Co.                         1,740         110,816

      MINING - 0.2%
      Barrick Gold Corp.                            1,800          34,650
      Newmont Mining Corp.                          1,300          30,712
      Tubos de Acero de Mexico SA #                 1,900          24,344
                                                                   ------
                                                                   89,706

      MULTIMEDIA - 0.4%
      Gannett Co., Inc.                             2,900         206,081

      NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                      1,300          43,875

      NETWORKING PRODUCTS - 1.0%
      3Com Corp. #                                    470          14,423
      Cisco Systems, Inc. #                         5,175         476,423
                                                                  -------
                                                                  490,846

      OFFICE AUTOMATION & EQUIPMENT - 1.0%
      Hewlett Packard                               3,980         238,303
      Pitney Bowes, Inc.                            1,760          84,700
      Xerox Corp.                                   1,450         147,356
                                                                  -------
                                                                  470,359

      OIL/GAS--DOMESTIC - 1.7%
      Amoco Corp.                                   4,000         167,000
      Apache Corp.                                    200           6,300
      Atlantic Richfield                            1,100          85,937
      Baker Hughes                                  1,100          38,019
      Burlington Resources                          1,500          64,594
      Devon Energy                                    700          24,456
      Enron Corp.                                     400          21,625
      Mobil Corp.                                   3,600         275,850
      Murphy Oil Corp.                                400          20,275
      Noble Drilling Co. #                          1,300          31,281
      Sonat, Inc.                                     400          15,450
      USX Marathon Group                            1,800          61,763
                                                                  -------
                                                                  812,550


      OIL/GAS--INTERNATIONAL - 2.1%
      Chevron Corp.                                 2,800         234,500
      Exxon Corp.                                  11,050         788,694
                                                                ---------
                                                                1,023,194

      OILFIELD SERVICES/EQUIPMENT - 0.4%
      Dresser Industries                              600          26,438
      Enron Exchangeable Notes                      1,000          20,000
      Schlumberger LTD                              2,200         150,287
      Union Pacific Resources                         800          14,050
                                                                  -------
                                                                  210,775

      OIL & NATURAL GAS - 0.2%
      Amerada Hess                                    500          27,156
      Ocean Energy, Inc. #                          1,560          30,518
      Seagull Energy Corp. #                        2,900          48,031
                                                                  -------
                                                                  105,705

      PAPER & FOREST PRODUCTS - 0.3%
      Bemis Co., Inc.                                 310          12,671
      Bowater, Inc.                                   220          10,395
      Fort James Corp.                                910          40,609
      International Paper                           1,385          59,555
      Mead Corp.                                      720          22,860
      Union Camp Corp.                                340          16,872
                                                                  -------
                                                                  162,962

      PETROLEUM--INTEGRATED - 1.5%
      Occidental Petroleum Corp.                      400          10,800
      Phillips Petroleum                            1,400          67,463

18   The Flex-funds 1998 Semi-Annual Report

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----

      Royal Dutch Petroleum                         9,400         515,237
      Texaco                                        1,900         113,406
      Unocal Corp.                                  1,000          35,750
                                                                  -------
                                                                  742,656

      PRINTING--COMMERCIAL - 0.3%
      World Color Press, Inc. #                     3,500         122,500

      PROTECTION--SAFETY EQUIPMENT - 0.7%
      Lo-Jack Corp. #                              25,500         317,156

      PUBLISHING - 0.4%
      The Reader's Digest Association, Inc.         6,700         181,738

      RAILROAD TRANSPORTATION - 0.2%
      Burlington Northern Santa Fe                    620          60,876
      Union Pacific Corp.                           1,020          44,880
                                                                  -------
                                                                  105,756

      RENTAL--AUTO/EQUIPMENT - 0.4%
      Budget Group Inc. #                           3,400         108,588
      The Hertz Corp.                               2,200          90,475
                                                                  -------
                                                                  199,063

      RESTAURANT - 0.6%
      McDonald's Corp.                              1,600         110,400
      Wendy's International, Inc.                   7,300         171,550
                                                                  -------
                                                                  281,950

      RETAIL GROCERY - 0.3%
      Albertsons, Inc.                              2,500         129,531

      RETAIL STORE - 3.3%
      Kmart #                                      34,100         656,425
      OfficeMax #                                  11,700         193,050
      Sears, Roebuck & Co.                          4,000         244,250
      WalMart Stores, Inc.                          8,000         486,000
                                                                ---------
                                                                1,579,725

      SERVICES - 0.2%
      Automatic Data Processing, Inc.               1,210          88,179
      Paychex, Inc.                                   787          32,021
                                                                  -------
                                                                  120,200

      TELECOMMUNICATION EQUIPMENT - 1.8%
      Advanced Fibre Communication, Inc. #            810          32,451
      General Signal Corp.                          1,641          59,076
      Loral Space & Communications Ltd. #           4,240         119,780
      Newbridge Networks Corp. #                    4,000          96,125
      Nokia Corp. - ADR - A                         1,980         144,045
      Northern Telecom LTD                          2,370         134,497
      P-Com, Inc. #                                 6,140          56,219
      QUALCOMM, Inc. #                              2,250         126,422
      Telecomunicacoes Brasileiras SA - ADR         1,140         124,260
                                                                  -------
                                                                  892,875

      TELECOMMUNICATION SERVICES - 6.6%
      Airtouch Communications #                     2,070         120,966
      AT&T                                          8,230         470,139
      Bell Atlantic Corp.                           4,160         189,800
      BellSouth Corp.                               4,240         284,610
      Cablevision Systems Corp. #                     400          33,400
      Frontier Corp.                                2,740          86,310
      GTE Corp.                                     4,050         225,281
      Lucent Technologies, Inc.                     6,000         499,125
      MediaOne Group, Inc. #                        2,390         105,011
      MCI Communication                             2,820         163,913
      SBC Communications                           12,300         494,306
      Sprint Corp.                                  1,510         106,455
      Telefonaktiebolaget LM Ericsson - ADR           470          13,454
      Tellabs, Inc. #                                 940          67,328
      U.S. West, Inc.                               1,350          63,197
      Worldcom, Inc. #                              5,580         270,281
                                                                ---------
                                                                3,193,576

      TOBACCO - 2.0%
      Gallaher Group, plc - ADR                     2,800          61,250
      Imperial Tobacco                              4,400          63,580
      Philip Morris Companies                      14,400         567,000
      UST, Inc.                                    10,900         294,300
                                                                  -------
                                                                  986,130

      TRANSPORTATION - 0.1%
      FDX Corp. #                                     578          36,270

                                     The Flex-funds 1998 Semi-Annual Report   19

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      TRUCKING/TRANSPORTATION LEASING - 0.1%
      CSX, Corp.                                          867          39,448

      UTILITIES - 0.2%
      PT Indosat - Sponsored ADR                        6,700          74,538

      WASTE DISPOSAL--NON-HAZARDOUS - 0.1%
      USA Waste Services, Inc. #                        1,398          69,025

================================================================================
TOTAL COMMON STOCKS
(Cost $29,466,026 )                                                38,025,778
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.8%

   U.S. Treasury Bills
   *  4.99%, 09/03/98                                 400,000         396,469
   ** 5.02%, 01/07/99                                   6,000           5,839

================================================================================
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $402,293 )                                                   402,308
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 20.4%

      Merrill Lynch, 6.30%, 07/01/98,
      (Collateralized by $10,273,000
      Daimler-Benz Yankee Commercial Paper,
      09/25/98, market value - $10,273,000)         9,936,000       9,936,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost $9,936,000 )                                               9,936,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost $39,804,319 )                                               $48,364,086
--------------------------------------------------------------------------------


FUTURES CONTRACTS                                        CONTRACTS       VALUE

   Long, S&P 500 Futures, face amount $6,378,575
      expiring September 1998.                               23      $6,572,250

================================================================================
TOTAL FUTURES CONTRACTS                                              $6,572,250
--------------------------------------------------------------------------------

ADR American Depositary Receipt

*  Pledged as collateral on futures contracts.

** Pledged as collateral on Letter of Credit.

#  Represents non-income producing securities.



See accompanying notes to financial statements.


20   The Flex-funds 1998 Semi-Annual Report

                            UTILITIES STOCK PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

   COMMON STOCKS - 98.9%

      DIVERSIFIED UTILITY - 1.0%
         Citizens Utilities Co.--Class B #               13,911       $133,889

      ELECTRIC/GAS UTILITY - 8.5%
         AGL Resources, Inc.                             16,100        318,981
         MDU Resources Group, Inc.                        6,000        214,125
         NIPSCO Industries, Inc.                          9,400        263,200
         UtiliCorp United, Inc.                          10,000        376,875
                                                                     ---------
                                                                     1,173,181

      ELECTRIC UTILITY - 12.0%
         Cinergy Corp.                                    7,800        273,000
         Enersis S.A. - ADR                              10,550        257,816
         LG&E Energy Corp.                               13,944        377,360
         New Century Energies, Inc.                       5,600        254,450
         PacifiCorp                                       9,800        221,725
         TECO Energy, Inc.                               10,400        278,850
                                                                     ---------
                                                                     1,663,201

      ENERGY - 1.7%
         CalEnergy Co., Inc. #                            8,000        240,500

      NATURAL GAS (DISTRIBUTOR) - 15.8%
         Bay State Gas Co.                               11,100        425,269
         Consolidated Natural Gas Co.                     8,200        482,775
         KeySpan Energy Corp.                            19,100        643,431
         MCN Corp.                                        6,000        150,000
         TransCanada Pipelines Ltd.                       8,100        180,225
         UGI Corp.                                        1,900         47,262
         WICOR, Inc.                                     11,200        259,000
                                                                     ---------
                                                                     2,187,962

      OIL/GAS (DOMESTIC) - 10.7%
         El Paso Natural Gas Co.                          8,440        322,830
         Enron Corp.                                      7,830        423,309
         Kinder Morgan Energy Partners, L.P.             14,824        535,517
         Questar Corp.                                   10,200        200,175
                                                                     ---------
                                                                     1,481,831

      TELECOMMUNICATION EQUIPMENT - 14.6%
         Loral Space & Communications Ltd. #             14,890        420,643
         P-Com, Inc. #                                   30,000        274,687
         QUALCOMM, Inc. #                                10,000        561,875
         Telecomunicacoes Brasileiras S.A. - ADR          7,000        763,000
                                                                     ---------
                                                                     2,020,205

      TELECOMMUNICATION SERVICES - 31.3%
         AirTouch Communications, Inc. #                  5,400        315,563
         Alltel Corp.                                     7,900        367,350
         Bell Atlantic Corp.                              4,600        209,875
         Frontier Corp.                                  19,300        607,950
         GTE Corp.                                        5,000        278,125
         Hong Kong Telecommunications Ltd. - ADR         18,240        344,280
         LCI International, Inc. #                       15,000        542,812
         PT Indosat - ADR                                20,000        222,500
         SBC Communications, Inc.                        17,740        709,600
         Sprint Corp.                                     4,300        303,150
         Telecom New Zealand - ADR                        5,000        163,750
         U.S. West Communications Group                   5,900        276,194
                                                                     ---------
                                                                     4,341,149

      WATER UTILITY - 3.3%
         American Water Works Co., Inc.                  14,900        461,900

================================================================================
      TOTAL COMMON STOCKS
      (Cost $11,130,406)                                            13,703,818
--------------------------------------------------------------------------------

   U.S. TREASURY BILLS - 0.0%

   *  5.02%, due 01/07/99                                 1,000            974

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $974)                                                          974
--------------------------------------------------------------------------------


                                     The Flex-funds 1998 Semi-Annual Report   21

   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

   REPURCHASE AGREEMENTS - 1.1%

         Merrill Lynch, 6.30%, 07/01/98,
         (Collateralized by $162,000
         Daimler-Benz Yankee Commercial Paper,
         09/25/98, market value - $162,000)             157,000        157,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost $157,000 )                                                    157,000
--------------------------------------------------------------------------------


   TOTAL INVESTMENTS
   (Cost $11,288,380 )                                             $13,861,792
--------------------------------------------------------------------------------

   ADR American Depositary Receipt

   *  Pledged as collateral on Letter of Credit.

   #  Represents non-income producing securities.



See accompanying notes to financial statements.



22   The Flex-funds 1998 Semi-Annual Report

                            MUTUAL FUND PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)


   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

   COMMON STOCKS - 12.0%

      AEROSPACE/DEFENSE - 0.7%
      Boeing Co.                                      7,000          $311,937
      United Technologies Corp.                       7,000           647,500
                                                                      -------
                                                                      959,437

      ALUMINUM - 0.4%
      Aluminum Company of America                     7,000           461,562

      AUTO AND TRUCK - 0.4%
      General Motors Corp.                            7,000           467,688

      BANKING - 0.6%
      J.P. Morgan & Co.                               7,000           819,437

      BEVERAGE -- SOFT DRINK - 0.5%
      Coca-Cola Co.                                   7,000           598,500

      CHEMICAL -- DIVERSIFIED - 0.7%
      E.I. du Pont de Nemours & Co.                   7,000           522,813
      Union Carbide Corp.                             7,000           373,625
                                                                      -------
                                                                      896,438

      COMPUTERS & PERIPHERALS - 0.6%
      IBM                                             7,000           796,687
      Raytheon Co. - Class A                            446            25,701
                                                                      -------
                                                                      822,388

      CONSUMER NON-DURABLE - 0.5%
      Proctor & Gamble Co.                            7,000           637,438

      DIVERSIFIED - 0.7%
      Allied-Signal, Inc.                             7,000           310,625
      Minnesota Mining & Manufacturing Co.            7,000           575,312
                                                                      -------
                                                                      885,937

      DRUG - 0.7%
      Merck & Co., Inc.                               7,000           936,250

      ELECTRICAL EQUIPMENT - 0.5%
      General Electric Corp.                          7,000           636,125

      FINANCIAL SERVICES - 0.6%
      American Express Co.                            7,000           796,250

      HEALTH - 0.4%
      Johnson & Johnson                               7,000           518,000

      INSURANCE -- MULTILINE - 0.3%
      Travelers Group, Inc.                           7,000           424,375

      MACHINERY -- CONSTRUCTION & MINING - 0.3%
      Caterpillar, Inc.                               7,000           370,344

      MULTIMEDIA - 0.6%
      Walt Disney Co.                                 7,000           735,438

      OFFICE AUTOMATION & EQUIPMENT - 0.3%
      Hewlett Packard                                 7,000           419,125

      OIL/GAS -- INTERNATIONAL - 0.8%
      Chevron Corp.                                   7,000           586,250
      Exxon Corp.                                     7,000           499,625
                                                                    ---------
                                                                    1,085,875

      PAPER & FOREST PRODUCTS - 0.2%
      International Paper                             7,000           301,000

      PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.4%
      Eastman Kodak Co.                               7,000           511,437

      RESTAURANT - 0.4%
      McDonald's Corp.                                7,000           483,000


                                     The Flex-funds 1998 Semi-Annual Report   23

   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----


      RETAIL STORE - 0.7%
      Sears, Roebuck & Co.                            7,000           427,438
      WalMart Stores, Inc.                            7,000           425,250
                                                                      -------
                                                                      852,688

      TELECOMMUNICATION SERVICES - 0.3%
      AT&T                                            7,000           399,875

      TIRE & RUBBER - 0.3%
      Goodyear Tire & Rubber                          7,000           451,062

      TOBACCO - 0.2%
      Philip Morris Companies, Inc.                   7,000           275,625

================================================================================
      TOTAL COMMON STOCKS
      (Cost$13,792,960 )                                           15,745,294
--------------------------------------------------------------------------------

   MUTUAL FUNDS - 61.8%
      Aim Constellation Fund                             94            $2,785
      Aim Weingarten Equity Fund                        116             2,732
      Federated S&P 500 Maxcap Fund                  72,452         1,711,315
      Gabelli Growth                                 51,251         1,710,250
      Gabelli Value                                 684,932        11,602,740
      Janus Twenty Fund                             311,382        13,106,086
      Legg Mason Value Trust Fund                   251,388        12,996,785
      MFS Investor Growth - Class A                 843,478        12,997,997
      Mutual Shares Fund                                321             7,299
      PBHG Growth Fund                                  624            16,960
      Rydex OTC Fund                                419,604        12,755,958
      Safeco Growth Fund                            531,696        13,967,649
      T. Rowe Price New Era Fund                        147             3,928
      T. Rowe Price New Horizons Fund                   155             3,893

================================================================================
      TOTAL MUTUAL FUNDS
      (Cost $75,648,286 )                                          80,886,377
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 2.2%
      Charles Schwab Money Market Fund            2,617,312         2,617,312
      Fidelity Core Money Market Fund               307,835           307,835

================================================================================
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $2,925,147 )                                            2,925,147
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.2%
   *  4.99%, due 09/03/98                        $1,500,000         1,486,756
   ** 5.02%, due 01/07/99                            30,100            29,294

================================================================================
       TOTAL U.S. TREASURY BILLS
       (Cost $1,515,996 )                                           1,516,050
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 22.8%
         Merrill Lynch, 6.30%, 07/01/98,
          (Collateralized by $30,815,000 Daimler-Benz
          Yankee Commercial Paper, 09/25/98,
          market value - $30,815,000)            29,805,000        29,805,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost$29,805,000 )                                           29,805,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $123,687,389)                                           $130,877,868
--------------------------------------------------------------------------------

    FUTURES CONTRACTS                                CONTRACTS          VALUE

      Long, S&P 500 Futures, face amount
      $29,184,125 expiring September 1998.              103       $29,432,250

================================================================================
    TOTAL FUTURES CONTRACTS                                       $29,432,250
--------------------------------------------------------------------------------

   *  Pledged as collateral on futures contracts.

   ** Pledged as collateral on Letter of Credit.


See accompanying notes to financial statements.


24   The Flex-funds 1998 Semi-Annual Report

                                 BOND PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT     VALUE
   --------------------------                  ---------------------     -----

   U.S.TREASURY OBLIGATIONS - 89.4%

      U.S. Treasury Bills
      *  4.99%, 09/03/98                               100,000          99,117
      ** 5.02%, 01/07/99                                 4,800           4,672
                                                                       103,789

      U.S. Treasury Bonds
         6.13%, 08/15/07                             7,500,000       7,797,656
         5.50%, 02/15/08                             1,500,000       1,498,359
                                                                     9,296,015

================================================================================
      TOTAL U.S.TREASURY OBLIGATIONS
      (Cost  $9,080,214 )                                            9,399,804
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 10.6%

         Merrill Lynch, 6.30%, 07/01/98,
         (Collateralized by $1,154,000 Daimler-Benz
         Yankee Commercial Paper, 09/25/98,
         market value - $1,154,000)                  1,116,000       1,116,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost  $1,116,000 )                                               1,116,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $10,196,214 )                                              10,515,804
--------------------------------------------------------------------------------

   FUTURES CONTRACTS                                    CONTRACTS       VALUE

      10-Year Bond Futures, face amount $566,094
      expiring September 1998                                5        $569,219

================================================================================
   TOTAL FUTURES CONTRACTS                                            $569,219
--------------------------------------------------------------------------------

   *  Pledged as collateral on futures contracts.

   ** Pledged as collateral on Letter of Credit.


See accompanying notes to financial statements.


                                     The Flex-funds 1998 Semi-Annual Report   25

                             MONEY MARKET PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)

                                                               COUPON/                              AMORTIZED
                                                                YIELD    MATURITY  FACE AMOUNT         COST
                                                                -----    --------  -----------         ----
 COMMERCIAL PAPER - 36.9%
   American Honda Finance Corp.                                 5.51%    07/30/98   20,000,000       19,911,228
   American Trading & Production Corp.***                       5.53%    07/07/98    2,000,000        1,998,157
   Caterpillar Financial Services Corp.                         5.47%    12/08/98    6,714,000        6,550,775
   Credit Suisse First Boston                                   5.50%    08/10/98   25,000,000       24,847,222
   Duff & Phelps Utility and Corporate Bond Trust, Inc.***      5.65%    07/02/98    5,000,000        4,999,215
   Duff & Phelps Utility and Corporate Bond Trust, Inc.***      5.44%    09/10/98    5,000,000        4,946,356
   Duff & Phelps Utility and Corporate Bond Trust, Inc.***      5.43%    10/15/98    3,075,000        3,025,836
   Eaton Corp.                                                  5.49%    11/17/98   17,700,000       17,324,804
   General Electric Capital Corp.                               5.37%    08/26/98   20,000,000       19,832,933
   General Electric Capital Corp.                               5.40%    10/15/98    5,000,000        4,920,500
   General Electric Capital Corp.                               5.48%    12/04/98   12,000,000       11,715,040
   Greenwich Asset Funding, Inc.***                             5.42%    10/09/98    5,300,000        5,220,205
   Greenwich Asset Funding, Inc.***                             5.44%    10/09/98   20,000,000       19,697,778
   J.P. Morgan & Co., Inc.                                      5.35%    07/15/98   35,000,000       34,927,181
   LG&E Capital Corp.***                                        5.43%    09/11/98   19,160,000       18,951,923
   Merrill Lynch & Co., Inc.                                    5.30%    10/07/98   10,000,000        9,855,722
   Merrill Lynch & Co., Inc.                                    5.52%    10/20/98   10,000,000        9,829,800
   Monsanto Co.                                                 5.50%    08/20/98   20,000,000       19,851,198
   TECO Finance, Inc.***                                        5.50%    08/07/98    6,215,000        6,179,868
   TECO Finance, Inc.***                                        5.50%    08/20/98    7,500,000        7,442,708

===============================================================================================================
TOTAL COMMERCIAL PAPER
(Cost$252,028,449 )                                                                                 252,028,449
---------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 42.3%
   ABT 95 Series A-3                                            5.65%*   07/15/98   20,000,000       20,000,000
   American General Finance Corp.                               8.50%    08/15/98    2,200,000        2,207,327
   Associates Corp., N.A.                                       8.80%    08/01/98    1,000,000        1,002,572
   Associates Corp., N.A.                                       5.25%    09/01/98      180,000          179,747
   Associates Corp., N.A.                                       6.50%    09/09/98    5,225,000        5,234,282
   Aquarium Holdings KY                                         5.67%*   07/02/98   12,000,000       12,000,000
   Bankers Trust                                                5.53%*   07/07/98    3,000,000        2,999,955
   Barnett Banks, Inc.                                          6.25%    07/28/98    1,500,000        1,500,412
   Bear Stearns Corp.                                           5.73%*   07/07/98   20,000,000       20,000,000
   Bear Stearns Corp.                                           5.70%    11/12/98   10,000,000        9,794,919
   Bell Atlantic                                                5.30%    09/01/98      500,000          499,558
   CIT Group Holdings, Inc.                                     5.88%    12/28/98   25,000,000       25,016,995
   CPC International, Inc.                                      6.15%    09/18/98    8,197,000        8,207,625
   Care Life Project                                            5.69%*   07/02/98    1,275,000        1,275,000
   Carolina Power & Light                                       5.01%    09/15/98    1,000,000          998,553
   Caterpillar Financial Services Corp.                         6.07%    02/09/99    2,135,000        2,138,174
   Chrysler Financial Corp.                                     7.85%    10/13/98    2,350,000        2,365,151
   Clark Grave Vault Co.                                        5.67%*   07/02/98    2,850,000        2,850,000
   Coughlin Family Properties, Inc.                             5.67%*   07/02/98    4,470,000        4,470,000
   D.E.D.E. Realty                                              5.67%*   07/02/98    3,850,000        3,850,000
   Danis Construction Co.                                       5.67%*   07/02/98    1,000,000        1,000,000
   Deere Capital                                                7.14%    09/15/98    9,800,000        9,831,591
   Doren, Inc.                                                  5.69%*   07/02/98      600,000          600,000
   Espanola/Nambe                                               5.69%*   07/02/98    2,315,000        2,315,000
   Ford Motor Credit Co.                                        5.63%    12/15/98      400,000          399,936
   Franklin Universal Trust                                     5.63%    09/01/98   17,000,000       16,994,698
   General Motors Acceptance Corp.                              6.05%    10/09/98    1,850,000        1,851,371
   General Motors Acceptance Corp.                              6.00%    12/07/98      100,000          100,036
   General Motors Acceptance Corp.                              7.75%    01/15/99      100,000          100,968
   Hartford Financial                                           8.20%    10/15/98    2,500,000        2,516,825
   Hancor, Inc.                                                 5.69%*   07/02/98      700,000          700,000
   Huntington National Bank                                     6.15%    10/15/98    4,200,000        4,203,987
   IBM Credit Corp.                                             5.90%    08/10/98    2,050,000        2,050,008
   International Lease Finance Corp.                            5.75%    07/01/98      100,000          100,000
   Isaac Tire, Inc.                                             6.20%*   07/02/98    1,000,000        1,000,000
   J.C. Penney Co., Inc.                                        5.38%    11/15/98   11,330,000       11,317,145
   John Hancock Capital                                         6.43%    09/03/98   10,000,000       10,014,032
   MCA Funding Corp.                                            5.15%    10/05/98    7,000,000        6,987,566
   Mubea, Inc.                                                  5.69%*   07/02/98   10,375,000       10,375,000
   NationsBank Corp.                                            5.13%    09/15/98    1,840,000        1,837,964
   NationsBank Corp.                                            8.50%    03/01/99    1,095,000        1,114,130
   New England Education Loan Marketing Corp.                   6.13%    07/17/98   23,200,000       23,205,561
   New York Telephone Co.                                       5.25%    09/01/98    2,000,000        1,998,353
   Norwest Corp.                                                5.75%    11/16/98      700,000          700,087
   O.K.I. Supply Co.                                            5.67%*   07/02/98    2,150,000        2,150,000
   Osco Industries, Inc.                                        5.69%*   07/02/98    3,000,000        3,000,000
   Pacific Gas & Electric Co.                                   5.38%    08/01/98      305,000          304,895
   Pepsico, Inc.                                                7.63%    12/18/98    2,000,000        2,019,102
   Presrite Corp.                                               5.69%*   07/02/98    2,040,000        2,040,000
   Pro Tire, Inc.                                               6.20%*   07/02/98    1,200,000        1,200,000
   R.I. Lampus Co.                                              5.69%*   07/02/98    2,440,000        2,440,000
   RSD Technology                                               5.69%*   07/02/98    4,400,000        4,400,000
   Salomon, Inc.                                                6.04%    07/09/98    5,950,000        5,950,538
   Salomon, Inc.                                                5.80%    07/12/98    1,000,000          999,856

26   The Flex-funds 1998 Semi-Annual Report


                                                               COUPON/                              AMORTIZED
                                                                YIELD    MATURITY  FACE AMOUNT         COST
                                                                -----    --------  -----------         ----

   Salomon, Inc.                                                5.90%    07/15/98      250,000          250,313
   Salomon, Inc.                                                5.90%    08/24/98    1,000,000        1,000,194
   Salomon, Inc.                                                5.97%    12/01/98    1,025,000        1,026,264
   Seariver Maritime, Inc.                                      5.64%*   07/01/98    6,700,000        6,700,000
   Surgery Financing Co.                                        5.69%*   07/02/98    6,585,000        6,585,000
   Salomon Smith Barney Holding, Inc.                           5.63%    11/15/98      260,000          259,968
   Virginia Electric Power                                      9.35%    10/19/98      400,000          404,418
   Wachovia Corp.                                               5.25%    07/13/98    1,000,000          999,897
   White Castle Project                                         5.69%*   07/02/98    9,250,000        9,250,000
   Wisconsin Public Service Corp.                               5.25%    07/01/98      320,000          320,000

===============================================================================================================
TOTAL CORPORATE OBLIGATIONS
(Cost$289,204,973 )                                                                                 289,204,973
---------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.3%

   Federal National Mortgage Assoc.                             5.10%    07/22/98    1,000,000          999,626
   Federal National Mortgage Assoc.                             7.85%    09/10/98      100,000          100,375
   Federal National Mortgage Assoc.                             7.05%    12/10/98      100,000          100,527
   FICO Strip                                                   5.56%*   09/07/98    5,000,000        4,948,239
   Student Loan Marketing Assoc.                                5.30%*   07/07/98    5,000,000        5,000,000
   Student Loan Marketing Assoc.                                5.38%*   07/07/98    4,350,000        4,351,593

===============================================================================================================
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,500,360 )                                                                                  15,500,360
---------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.7%

** U.S. Treasury Bill                                           5.02%    01/07/99       63,100            61,428
   U.S. Treasury Note                                           6.00%    09/30/98    5,000,000         5,003,281

================================================================================================================
TOTAL U.S. TREASURY OBLIGATIONS
(Cost  $5,064,709 )                                                                                    5,064,709
----------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 17.8%

   Merrill Lynch, (Collateralized by $118,722,000
     various Commercial Paper, 07/07/98-09/25/98,
     market value - $118,722,000)                               6.30%*   07/01/98  115,932,000       115,932,000
   State Street Bank, (Collateralized by $5,760,000
     U.S. Treasury Note, 6.63%, 07/31/01
     market value - $6,082,819)                                 5.25%*   07/01/98    5,960,000         5,960,000

================================================================================================================
TOTAL REPURCHASE AGREEMENTS
(Cost $121,892,000 )                                                                                 121,892,000
----------------------------------------------------------------------------------------------------------------

================================================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost$683,690,491 )(a)                                                                              $683,690,491
----------------------------------------------------------------------------------------------------------------

(a)  Cost for federal income tax and financial reporting purposes are the same.

* Variable rate security. Interest rate is as of June 30, 1998. Maturity date reflects the next rate change da

**   Pledged as collateral on Letter of Credit.

*** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

See accompanying notes to financial statements.

                                     The Flex-funds 1998 Semi-Annual Report   27

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1998 (Unaudited)
                                                                        THE             THE           THE U.S.         THE
                                                        THE          HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                     MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                        FUND            FUND            FUND            FUND           FUND
                                                        ----            ----            ----            ----           ----
 Assets:
  Investment in corresponding portfolio at value    $116,875,454     $46,569,757     $11,053,040     $10,704,771   $149,259,572
  Receivable for capital stock issued                    885,756         752,064          49,292             ---            ---
  Unamortized organization costs                             ---             ---           9,743             ---            ---
  Other assets                                            16,643          33,741          19,319           3,357        191,745

  Total Assets                                       117,777,853      47,355,562      11,131,394      10,708,128    149,451,317
===============================================================================================================================

Liabilities:
  Payable for capital stock redeemed                     812,977         742,312          19,399             969            ---
  Dividends payable                                      610,032          65,296             131          41,700        724,318
  Accrued 12b-1 distribution fees                        174,565          33,351             ---             431         22,950
  Accrued transfer agent and administrative fees          22,476           6,352           1,139             973          8,838
  Other accrued liabilities                               11,892           4,504          19,502           4,816         14,366

  Total Liabilities                                    1,631,942         851,815          40,171          48,889        770,472
===============================================================================================================================

Net Assets                                           116,145,911      46,503,747      11,091,223      10,659,239    148,680,845
===============================================================================================================================

Net Assets:
  Capital                                            108,578,536      34,880,317       8,940,008      11,195,801    148,680,845
  Accumulated undistributed (distributions in
    excess of) net investment income                    (109,813)         11,885          (4,606)            ---            ---
  Accumulated undistributed net realized
    gain (loss) from investments                         631,831       2,895,196         245,566        (859,275)           ---
  Net unrealized appreciation of investments           7,045,357       8,716,349       1,910,255         322,713            ---

Net Assets                                          $116,145,911     $46,503,747     $11,091,223     $10,659,239   $148,680,845
===============================================================================================================================

  Capital Stock Outstanding                           20,140,284       2,165,168         590,319         500,116    148,680,845
    (indefinite number of shares authorized,
     $0.10 par value)

  Net Asset Value, Offering and Redemption Price
    Per Share                                              $5.77          $21.48          $18.79          $21.31          $1.00


See accompanying notes to financial statements


28   The Flex-funds 1998 Semi-Annual Report

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
                                                                          THE          THE          THE  U.S.       THE
                                                            THE        HIGHLANDS    TOTAL RETURN   GOVERNMENT       MONEY
                                                         MUIRFIELD       GROWTH      UTILITIES        BOND         MARKET
                                                            FUND          FUND          FUND          FUND          FUND
                                                            ----          ----          ----          ----          ----
Net Investment Income from Corresponding Portfolio:
============================================================================================================================
  Interest                                               $1,420,959      $215,268       $12,464      $424,204     $4,617,134
  Dividends                                                 319,592       234,578       138,463           ---            ---
  Expenses                                                 (544,225)     (261,052)      (72,484)      (39,587)      (145,301)

Total Net Investment Income from Corresponding Portfolio  1,196,326       188,794        78,443       384,617      4,471,833
============================================================================================================================
Fund Expenses:
============================================================================================================================
  Administrative fee                                         29,725        10,278         2,317         3,630         40,727
  Transfer agent fees                                        59,451        20,556         4,634         4,356         59,532
  Audit fees                                                  1,461         1,163         1,085         1,065          1,581
  Legal fees                                                  1,254        10,145         1,804         1,225          1,235
  Printing                                                    9,651         7,149           905         1,795         17,328
  Amortization of organizational costs                          ---           ---         2,380           ---            ---
  Distribution plan                                         133,406        41,138        11,585        13,111         86,633
  Postage                                                    18,058         5,423           886         2,181         21,640
  Registration and filing fees                                9,532         9,566         3,125         3,088         15,061
  Insurance                                                     922           201            32           130          1,041
  Other expenses                                              8,768         5,983         1,856         2,562         13,408

Total Expenses                                              272,228       111,602        30,609        33,143        258,186
============================================================================================================================
  Expenses reimbursed by investment adviser                     ---           ---       (15,332)          ---        (77,642)
  Net Expenses                                              272,228       111,602        15,277        33,143        180,544
============================================================================================================================
NET INVESTMENT INCOME                                       924,098        77,192        63,166       351,474      4,291,289
============================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
============================================================================================================================
  Net realized gains (losses) from futures contracts     (2,816,423)      618,215       (10,566)      (11,720)           ---
  Net realized gains (losses) from investments            2,118,055     2,366,310       256,120       301,544            ---
  Net change in unrealized appreciation
    of investments                                        7,047,412     2,848,578       233,673      (212,645)           ---

NET GAIN (LOSS) FROM INVESTMENTS                          6,349,044     5,833,103       479,227        77,179            ---
============================================================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $7,273,142    $5,910,295      $542,393      $428,653     $4,291,289

See accompanying notes to financial statements

                                     The Flex-funds 1998 Semi-Annual Report   29

                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
                                                                         THE             THE           THE U.S.         THE
                                                         THE          HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                      MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                         FUND            FUND            FUND            FUND           FUND
                                                         ----            ----            ----            ----           ----
INCREASE (DECREASE) IN NET ASSETS:
==============================================================================================================================
OPERATIONS:
==============================================================================================================================
  Net investment income                                $924,098         $77,192         $63,166        $351,474     $4,291,289
  Net realized gain (loss) from investments
    and futures contracts                              (698,368)      2,984,525         245,554         289,824            ---
  Net change in unrealized appreciation
    (depreciation) of investments                     7,047,412       2,848,578         233,673        (212,645)           ---
  Net increase in net assets
    resulting from operations                         7,273,142       5,910,295         542,393         428,653      4,291,289
==============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (924,098)        (65,307)        (63,166)       (351,474)    (4,291,289)
  In excess of net investment income                   (109,813)            ---          (4,606)            ---            ---
  Net realized gain from investments
    and futures contracts                                   ---             ---             ---             ---            ---
  Net decrease in net assets resulting
    from dividends and distributions                 (1,033,911)        (65,307)        (67,772)       (351,474)    (4,291,289)
==============================================================================================================================
CAPITAL TRANSACTIONS:
  Issued                                              6,743,932      36,351,812       4,095,920       1,171,839    213,833,695
  Reinvested                                            420,185             ---          66,430         292,699      3,492,121
  Redeemed                                          (28,040,030)    (29,444,926)     (1,950,736)     (7,855,397)  (237,979,845)
  Net increase (decrease) in net assets resulting
    from capital share transactions                 (20,875,913)      6,906,886       2,211,614      (6,390,859)   (20,654,029)
TOTAL INCREASE (DECREASE) IN NET ASSETS             (14,636,682)     12,751,874       2,686,235      (6,313,680)   (20,654,029)
==============================================================================================================================
NET ASSETS - Beginning of period                    130,782,593      33,751,873       8,404,988      16,972,919    169,334,874
NET ASSETS - End of period                         $116,145,911     $46,503,747     $11,091,223     $10,659,239   $148,680,845
==============================================================================================================================
SHARE TRANSACTIONS:
  Issued                                              1,204,945       1,779,732         219,440          54,973    213,833,695
  Reinvested                                             73,976             ---           3,616          13,767      3,492,121
  Redeemed                                           (5,049,871)     (1,434,057)       (107,002)       (369,786)  (237,979,845)
  Change in shares                                   (3,770,950)        345,675         116,054        (301,046)   (20,654,029)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                      THE              THE            THE U.S.          THE
                                                      THE           HIGHLANDS      TOTAL RETURN      GOVERNMENT        MONEY
                                                   MUIRFIELD         GROWTH          UTILITIES          BOND           MARKET
                                                     FUND             FUND             FUND             FUND            FUND
INCREASE (DECREASE) IN NET ASSETS:
===============================================================================================================================
OPERATIONS:
===============================================================================================================================
  Net investment income                             $2,146,951          $95,527          $97,709         $806,473    $7,351,758
  Net realized gain (loss) from investments
    and futures contracts                           19,804,321        5,300,839          534,844         (256,151)          ---
  Net change in unrealized appreciation
    of investments                                    (579,123)       2,704,273        1,123,897          649,920           ---
  Net increase in net assets
    resulting from operations                       21,372,149        8,100,639        1,756,450        1,200,242     7,351,758
===============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (2,146,950)         (95,536)         (97,709)        (806,470)   (7,351,758)
  Net realized gain from investments
    and futures contracts                          (18,486,618)      (4,050,674)        (534,832)             ---           ---
  Net decrease in net assets resulting
    from dividends and distributions               (20,633,568)      (4,146,210)        (632,541)        (806,470)   (7,351,758)
===============================================================================================================================
CAPITAL TRANSACTIONS:
  Issued                                            27,440,621       40,445,381        2,971,480        4,843,059   440,552,839
  Reinvested                                        20,501,858        4,073,675          609,798          771,226     7,195,653
  Redeemed                                         (39,233,074)     (38,925,468)      (1,374,317)      (6,817,743) (398,631,115)
  Net increase (decrease) in net assets resulting
    from capital share transactions                  8,709,405        5,593,588        2,206,961       (1,203,458)   49,387,377
TOTAL INCREASE (DECREASE) IN NET ASSETS              9,447,986        9,548,017        3,330,870         (809,686)   49,387,377
===============================================================================================================================
NET ASSETS - Beginning of period                   121,334,607       24,203,856        5,074,118       17,782,605   119,947,497
NET ASSETS - End of period                        $130,782,593      $33,751,873       $8,404,988      $16,972,919  $169,334,874
===============================================================================================================================
SHARE TRANSACTIONS:
  Issued                                             4,484,460        2,120,698          186,359          236,594   440,552,839
  Reinvested                                         3,695,889          220,003           34,996           37,521     7,195,653
  Redeemed                                          (6,468,067)      (1,996,447)         (85,714)        (334,564) (398,361,115)
  Change in shares                                   1,712,282          344,254          135,641          (60,449)   49,387,377

See accompanying notes to financial statements

30   The Flex-funds 1998 Semi-Annual Report

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                        Six Months Ended
                                          June 30, 1998                   Years Ended December 31,
                                           (Unaudited)      -------------------------------------------------------------
                                           -----------      1997         1996         1995         1994         1993

Net Asset Value, Beginning of Period          $18.55       $16.41       $15.34       $13.08       $13.45       $12.70
   Income from Investment Operations
   Net Investment Income                        0.04         0.06         0.31         0.50         0.27         0.09
   Net Gains or Losses from Securities
      (both realized and unrealized)            2.92         4.73         1.07         2.68        (0.37)        0.82
   Total From Investment Operations             2.96         4.79         1.38         3.18        (0.10)        0.91

Less Distributions
   Dividends (from net investment income)      (0.03)       (0.06)       (0.31)       (0.50)       (0.27)       (0.16)
   Distributions (from capital gains)            ---        (2.59)          --        (0.42)          --           --
   Total Distributions                         (0.03)       (2.65)       (0.31)       (0.92)       (0.27)       (0.16)

Net Asset Value, End of Period                $21.48       $18.55       $16.41       $15.34       $13.08       $13.45

Total Return                                   15.96%(1)    29.28%        9.08%       24.61%       -0.69%        7.21%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)          $46,504      $33,752      $24,204      $24,631      $22,176      $26,171
   Ratio of Expenses to Average Net Assets      1.81%(2)     1.87%        1.65%        1.64%        1.63%        1.51%
   Ratio of Net Investment Income to
      Average Net Assets                        0.38%(2)     0.30%        1.92%        3.38%        1.95%        0.69%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                     1.83%(3)     1.87%        1.65%        1.64%        1.63%        1.51%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees          0.36%(3)     0.30%        1.92%        3.38%        1.95%        0.69%
   Portfolio Turnover Rate4                    42.63%      129.79%       81.66%      337.57%      102.76%       99.54%

1 Not Annualized
2 Annualized
3 Annualized ratio includes fees waived in corresponding portfolio 4 Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements

                                     The Flex-funds 1998 Semi-Annual Report   31

                              FINANCIAL HIGHLIGHTS
                        THE TOTAL RETURN UTILITIES FUND

                                            Six Months Ended                                       Period
                                             June 30, 1998      Year Ended December 31,        June 21, 1995*
                                               Unaudited        1997               1996        to Dec. 31, 1995

Net Asset Value, Beginning of Period            $17.72         $14.98             $14.14              $12.50

Income from Investment Operations
   Net Investment Income                          0.12           0.25               0.37                0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)              1.08           3.99               1.48                1.64
   Total From Investment Operations               1.20           4.24               1.85                1.85

Less Distributions
   Dividends (from net investment income)        (0.13)         (0.25)             (0.37)              (0.21)
   Distributions (from capital gains)              ---          (1.25)             (0.64)                 --
   Total Distributions                           (0.13)         (1.50)             (1.01)              (0.21)

Net Asset Value, End of Period                  $18.79         $17.72             $14.98              $14.14
Total Return                                      6.80%(1)      28.68%             13.33%              15.00%(1)

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $11,091         $8,405             $5,074              $2,881
   Ratio of Expenses to Average Net Assets        1.80%(2)       1.80%              1.25%               1.25%(2)
   Ratio of Net Investment Income to
      Average Net Assets                          1.29%(2)       1.57%              2.55%               3.18%(2)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(3)                    2.11%(2)       2.51%              2.95%               4.35%(2)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(3)        0.98%(2)       0.86%              0.85%               0.08%(2)
   Portfolio Turnover Rate(4)                    19.86%         41.22%             50.79%               5.06%

(1) Not Annualized
(2) Annualized
(3) Includes directed brokerage payments in corresponding portfolio.
(4) Turnover rate of corresponding portfolio
* Date of commencement of operations


See accompanying notes to financial statements

32   The Flex-funds 1998 Semi-Annual Report

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND
                                            Six Months Ended                           Years Ended December 31,
                                             June 30, 1998        ------------------------------------------------------------
                                               (unaudited)        1997         1996         1995         1994         1993

Net Asset Value, Beginning of Period             $5.47            $5.47        $5.73        $5.34        $5.36        $6.25
   Income from Investment Operations
   Net Investment Income                          0.04             0.11         0.10         0.06         0.14        (0.01)
   Net Gains or Losses from Securities
      (both realized and unrealized)              0.31             0.91         0.25         1.31            -         0.45
   Total From Investment Operations               0.35             1.02         0.35         1.37         0.14         0.44

Less Distributions
   Dividends (from net investment income)        (0.05)           (0.11)       (0.10)       (0.06)       (0.14)       (0.02)
   Distributions (from capital gains)              ---            (0.91)       (0.51)       (0.92)       (0.02)       (1.31)
   Total Distributions                           (0.05)           (1.02)       (0.61)       (0.98)       (0.16)       (1.33)

Net Asset Value, End of Period                   $5.77            $5.47        $5.47        $5.73        $5.34        $5.36

Total Return                                      6.41%(1)        18.59%        5.99%       25.82%        2.70%        8.11%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)           $116,146         $130,783     $121,335     $111,751      $83,119      $73,063
   Ratio of Expenses to Average Net Assets        1.36%(2)         1.29%        1.19%        1.26%        1.22%        1.26%
   Ratio of Net Investment Income to
      Average Net Assets                          1.54%(2)         1.69%        1.54%        0.97%        2.55%       -0.13%
   Portfolio Turnover Rate3                     114.68%          395.42%      297.41%      186.13%      168.17%      279.56%

(1) Not Annualized
(2) Annualized
(3) Turnover rate of corresponding portfolio

See accompanying notes to financial statements

                                     The Flex-funds 1998 Semi-Annual Report   33

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND
                                                Six Months Ended                     Years Ended December 31,
                                                 June 30, 1998       ------------------------------------------------------------
                                                  (unaudited)        1997         1996         1995         1994         1993

Net Asset Value, Beginning of Period                 $21.19          $20.64       $21.58       $19.25       $20.18       $19.46
   Income from Investment Operations
   Net Investment Income                               0.51            0.99         0.96         1.11         0.72         0.86
   Net Gains or Losses from Securities
      (both realized and unrealized)                   0.12            0.55        (0.94)        2.33        (0.93)        0.71
   Total From Investment Operations                    0.63            1.54         0.02         3.44        (0.21)        1.57

Less Distributions
   Dividends (from net investment income)             (0.51)          (0.99)       (0.96)       (1.11)       (0.72)       (0.85)
   Total Distributions                                (0.51)          (0.99)       (0.96)       (1.11)       (0.72)       (0.85)

Net Asset Value, End of Period                       $21.31          $21.19       $20.64       $21.58       $19.25       $20.18

Total Return                                           3.01%(1)        7.70%        0.15%       18.32%       -0.99%        8.21%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                 $10,659         $16,973      $17,783      $16,048      $12,983      $13,137
   Ratio of Expenses to Average Net Assets             1.00%(2)        1.00%        1.00%        1.00%        1.00%        0.99%
   Ratio of Net Investment Income to
      Average Net Assets                               4.83%(2)        4.85%        4.61%        5.41%        3.71%        4.25%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(3)                         1.20%(2)        1.14%        1.06%        1.14%        1.14%        1.09%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(3)             4.63%(2)        4.71%        4.55%        5.27%        3.57%        4.15%
   Portfolio Turnover Rate(4)                         12.34%         375.64%      778.59%      232.34%      707.57%      235.74%

(1) Not annualized
(2) Annualized
(3) Annualized ration includes fees waived in corresponding portfolio
(4) Represents turnover rate of corresponding portfolio

See accompanying notes to financial statements

34   The Flex-funds 1998 Semi-Annual Report

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND
                                                Six Months Ended                       Years Ended December 31,
                                                 June 30, 1998     -------------------------------------------------------------
                                                  (unaudited)       1997        1996         1995         1994         1993

Net Asset Value, Beginning of Period                 $1.00          $1.00       $1.00        $1.00        $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                              0.026          0.053       0.05         0.06         0.04         0.03
   Total From Investment Operations                   0.026          0.053       0.05         0.06         0.04         0.03

Less Distributions
   Dividends (from net investment income)            (0.026)        (0.053)     (0.05)       (0.06)       (0.04)       (0.03)
   Total Distributions                               (0.026)        (0.053)     (0.05)       (0.06)       (0.04)       (0.03)
Net Asset Value, End of Period                       $1.00          $1.00       $1.00        $1.00        $1.00        $1.00

Total Return                                          2.64%(1)       5.38%       5.27%        5.85%        4.10%        2.98%

Ratios/Supplemental Data

   Net Assets, End of Period ($000)                $148,681      $169,335    $119,947     $141,087     $164,838     $200,030
   Ratio of Expenses to Average Net Assets            0.40%(2)       0.40%       0.40%        0.40%        0.37%        0.37%
   Ratio of Net Investment Income to
      Average Net Assets                              5.27%(2)       5.26%       5.15%        5.70%        4.02%        2.94%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                           0.62%(2)       0.59%       0.58%        0.64%        0.57%        0.57%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)            5.05%(2)       5.07%       4.97%        5.46%        3.82%        2.74%

(1) Includes fees waived in corresponding portfolio

See accompanying notes to financial statements


                                     The Flex-funds 1998 Semi-Annual Report   35

THE FLEX-FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

1.   ORGANIZATION
The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Highlands Growth Fund (formerly The Growth Fund), The Total Return Utilities Fund, The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                             OWNED BY FUND AS OF
FUND                               PORTFOLIO                       JUNE 30, 1998
----                               ---------                       -------------
The Muirfield Fund                 Mutual Fund Portfolio                     89%
The Highlands Growth Fund          Growth Stock Portfolio                    97%
The Total Return Utilities Fund    Utilities Stock Portfolio                 80%
The U.S. Government Bond Fund      Bond Portfolio                           100%
The Money Market Fund              Money Market Portfolio                    22%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.   SIGNIFICANT ACCOUNTING POLICES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS
Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements which are included on Page 43 of this report.

INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund and The Highlands Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Permanent book and tax basis differences have been reclassified among the components of net assets.


36   The Flex-funds 1998 Semi-Annual Report

ORGANIZATIONAL COSTS
The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Muirfield Fund, The Highlands Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund have been fully amortized.

EXPENSES
Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Highlands Growth Fund, and The Total Return Utilities Fund, such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse The Money Market Fund and The Total Return Utilities Fund for the amount by which annual expenses of such Funds including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 0.40% and 1.80% of average daily net assets of The Money Market Fund and The Total Return Utilities Fund, respectively. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund, 0.25% of the average daily net assets of The Total Return Utilities Fund.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.


                                     The Flex-funds 1998 Semi-Annual Report   37

                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (Unaudited)
                                                    MUTUAL        GROWTH       UTILITIES                     MONEY
                                                     FUND          STOCK         STOCK         BOND         MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                   ---------     ---------     ---------     ---------     ---------
Assets:
  Investments at market value*                   $101,072,868   $38,428,086   $13,704,792    $9,399,804  $561,798,491
  Repurchase agreements, at cost*                  29,805,000     9,936,000       157,000     1,116,000   121,892,000
  Cash                                                    131           465           891            13        91,710
  Receivable for securities sold                          ---       114,241           ---           ---           ---
  Receivable for net variation margin on futures          ---           ---           ---           938           ---
     contracts
  Interest receivable                                 113,876         1,739            27       203,701     2,984,132
  Dividends receivable                                 23,887        37,217        13,719           ---           ---
  Prepaid/Other assets                                    ---         5,695           ---           163         5,467
  Unamortized organization costs                          ---           ---         3,839           ---           ---

Total Assets                                      131,015,762    48,523,443    13,880,268    10,720,619   686,771,800
=====================================================================================================================

Liabilites:
  Payable for securities purchased                        ---       143,451           ---           ---           ---
  Payable for net variation margin on futures         237,150        85,200           ---           ---           ---
     contracts
  Payable to investment adviser                        86,239        38,260        11,363         1,049        89,831
  Accrued audit fees                                    4,778         5,189         4,422         4,465         8,619
  Accrued legal fees                                    1,992           ---         1,595         2,342           504
  Accrued custodian fees                                4,712         9,482         1,409         3,525         4,732
  Accrued trustee fees                                 17,115         2,235         2,641         2,522           ---
  Accrued fund accounting fees                          3,587         3,225         1,576         1,037         9,083
  Other accrued liabilities                             3,796           163         1,716           763         1,830

Total Liabilities                                     359,369       287,205        24,722        15,703       114,599
=====================================================================================================================

Net Assets                                       $130,656,393   $48,236,238   $13,855,546   $10,704,916  $686,657,201
=====================================================================================================================

Net Assets:
=====================================================================================================================
  Capital                                         123,465,914    39,676,471    11,282,134    10,385,326   686,657,201
  Net unrealized appreciation from investments      7,190,479     8,559,767     2,573,412       319,590           ---

Net Assets                                       $130,656,393   $48,236,238   $13,855,546   $10,704,916  $686,657,201
=====================================================================================================================
  *Securities at cost                            $123,687,389   $39,804,319   $11,288,380   $10,196,214  $683,690,491

See accompanying notes to financial statements


38   The Flex-funds 1998 Semi-Annual Report

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
                                                    MUTUAL       GROWTH     UTILITIES                   MONEY
                                                     FUND        STOCK        STOCK         BOND        MARKET
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                  ---------    ---------    ---------    ---------    ---------
NET INVESTMENT INCOME
================================================================================================================
  Interest                                        $1,546,506     $210,773      $18,085     $424,207  $19,532,846
  Dividends                                          399,688      247,193      174,678          ---          ---

Total Investment Income                            1,946,194      457,966      192,763      424,207   19,532,846
================================================================================================================

Expenses:
================================================================================================================
  Investment advisory fees                           539,179      209,559       61,999       29,159      934,598
  Audit fees                                           4,907        5,368        4,567        4,589        8,795
  Custodian fees                                       8,296       21,101        2,201        4,077       22,680
  Trustees fees and expenses                          23,500        4,707        3,518        3,872        5,160
  Legal fees                                           1,715        5,032        1,305        1,746        1,709
  Amortization of organization cost                      ---          ---        4,449          ---          ---
  Accounting fees                                     25,061       19,048        9,203        9,769       52,757
  Insurance                                            1,014          151           43          145        3,136
  Other expenses                                       5,106        3,730        4,876          545        4,385

Total Expenses                                       608,778      268,696       92,161       53,902    1,033,220
================================================================================================================
  Investment advisory fees waived                        ---       (3,114)         ---      (14,316)    (418,469)

Total Net Expenses                                   608,778      265,582       92,161       39,586      614,751

NET INVESTMENT INCOME                              1,337,416      192,384      100,602      384,621   18,918,095
================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================================================
  Net realized gain (loss) from futures contracts (3,106,475)     826,086          ---      (16,056)         ---
  Net realized gain (loss) from investments        2,367,480    2,399,251      329,415      309,008          ---
  Net change in unrealized appreciation
    of investments                                 7,884,956    2,687,032      306,427     (215,768)         ---

NET GAIN (LOSS) ON INVESTMENTS                     7,145,961    5,912,369      635,842       77,184          ---
================================================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $8,483,377   $6,104,753     $736,444     $461,805  $18,918,095

See accompanying notes to financial statements

                                     The Flex-funds 1998 Semi-Annual Report   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(Unaudited)
                                                         MUTUAL         GROWTH       UTILITIES                       MONEY
                                                          FUND          STOCK          STOCK           BOND          MARKET
                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                       ---------      ---------      ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
==============================================================================================================================
OPERATIONS:
==============================================================================================================================
  Net investment income                                 $1,337,416       $192,384       $100,602       $384,621    $18,918,095
  Net realized gain (loss) from investments
    and futures contracts                                 (738,995)     3,225,337        329,415        292,952            ---
  Net change in unrealized appreciation
    (depreciation) of investments                        7,884,956      2,687,032        306,427       (215,768)           ---
  Net increase in net assets
    resulting from operations                            8,483,377      6,104,753        736,444        461,805     18,918,095

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
==============================================================================================================================
  Contributions                                          8,192,893     38,536,220      4,640,821      1,252,449  1,795,005,841
  Withdrawals                                          (30,552,570)   (29,798,698)    (2,191,437)    (7,918,012)(1,714,285,382)
  Net increase (decrease) in net assets resulting from
    transactions of investors' beneficial interests    (22,359,677)     8,737,522      2,449,384     (6,665,563)    80,720,459

TOTAL INCREASE (DECREASE) IN NET ASSETS                (13,876,300)    14,842,275      3,185,828     (6,203,758)    99,638,554
==============================================================================================================================
NET ASSETS - Beginning of period                       144,532,693     33,393,963     10,669,718     16,908,674    587,018,647
NET ASSETS - End of period                            $130,656,393    $48,236,238    $13,855,546    $10,704,916   $686,657,201

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                          MUTUAL        GROWTH       UTILITIES                     MONEY
                                                           FUND          STOCK         STOCK         BOND          MARKET
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                         ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
==============================================================================================================================
OPERATIONS:
==============================================================================================================================
  Net investment income                                  $2,965,765      $264,643      $158,538      $877,445    $28,315,164
  Net realized gain (loss) from investments
    and futures contracts                                22,734,137     5,302,202       769,055      (256,151)           ---
  Net change in unrealized appreciation
    (depreciation) of investments                        (1,244,081)    2,709,218     1,487,258       649,921            ---
  Net increase in net assets
    resulting from operations                            24,455,821     8,276,063     2,414,851     1,271,215     28,315,164

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
==============================================================================================================================
  Contributions                                          27,375,051    40,513,401     2,517,724     4,973,499  3,784,994,914
  Withdrawals                                           (42,837,747)  (39,809,183)   (2,227,211)   (7,127,634)(3,579,221,656)
  Net increase (decrease) in net assets resulting from
    transactions of investors' beneficial interests     (15,462,696)      704,218       290,513    (2,154,135)   205,773,258

TOTAL INCREASE (DECREASE) IN NET ASSETS                   8,993,125     8,980,281     2,705,364      (882,920)   234,088,422
==============================================================================================================================
NET ASSETS - Beginning of period                        135,539,568    24,413,682     7,964,354    17,791,594    352,930,225
NET ASSETS - End of period                             $144,532,693   $33,393,963   $10,669,718   $16,908,674   $587,018,647

See accompanying notes to financial statements

40   The Flex-funds 1998 Semi-Annual Report

FINANCIAL HIGHLIGHTS

GROWTH STOCK PORTFOLIO

                                             Six Months Ended
                                              June 30, 1998                    Years Ended December 31,
                                               (unaudited)         1997         1996         1995         1994         1993

   Net Assets, End of Period ($000)            $48,236           $33,394      $24,414      $24,537      $22,169      $26,172
   Ratio of Expenses to Average Net Assets        1.27(1)           1.34%        1.24%        1.25%        1.23%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                          0.92(1)           0.83%        2.33%        3.78%        2.35%        0.99%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                       1.28(1)           1.34%        1.24%        1.25%        1.23%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees            0.91(1)           0.83%        2.33%        3.78%        2.35%        0.99%
   Portfolio Turnover Rate                       42.63%           129.79%       81.66%      337.57%      102.76%       99.54%

UTILITIES STOCK PORTFOLIO

                                                    Six Months Ended                                             Period
                                                     June 30, 1998        Years Ended December 31,         June 21, 1995* to
                                                      (unaudited)          1997              1996          December 31, 1995

   Net Assets, End of Period ($000)                     $13,856           $10,670            $7,964              $4,291
   Ratio of Expenses to Average Net Assets                 1.49%(1)          1.60%             1.61%               2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                                   1.62%(1)          1.79%             2.24%               2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments                   1.49%(1)          1.65%             1.66%               2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments            1.62%(1)          1.74%             2.19%               2.01%(1)
   Portfolio Turnover Rate                                19.86%            41.22%            50.79%               5.06%

MUTUAL FUND PORTFOLIO

                                              Six Months Ended
                                               June 30, 1998                      Year Ended December 31,
                                                (unaudited)        1997             1996         1995         1994         1993

   Net Assets, End of Period ($000)               $130,656       $144,533         $135,540     $122,109      $83,185      $81,605
   Ratio of Expenses to Average Net Assets*          0.91%(1)        0.89%            0.87%        0.95%        1.01%        1.03%
   Ratio of Net Investment Income to
      Average Net Assets                             1.99%(1)        2.08%            1.86%        1.26%        2.76%        0.09%
   Portfolio Turnover Rate                         114.68%         395.42%          297.41%      186.13%      168.17%      279.56%

(1) Annualized
* Date of commencement of operations

See accompanying notes to financial statements

                                     The Flex-funds 1998 Semi-Annual Report   41

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                Six Months Ended
                                                 June 30, 1998                      Year Ended December 31,
                                                  (unaudited)        1997            1996         1995         1994         1993

   Net Assets, End of Period ($000)                 $10,705         $15,274         $17,792      $16,066      $13,008      $13,178
   Ratio of Expenses to Average Net Assets             0.54%(1)        0.57%           0.61%        0.57%        0.56%        0.60%
   Ratio of Net Investment Income to
      Average Net Assets                               5.28%(1)        5.27%           4.99%        5.82%        4.15%        4.62%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                            0.74%(1)        0.71%           0.68%        0.71%        0.70%        0.71%
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees                   5.08%(1)        5.13%           4.92%        5.68%        4.01%        4.51%
   Portfolio Turnover Rate                            12.34%         375.64%         778.59%      232.34%      707.57%      235.74%


MONEY MARKET PORTFOLIO

                                               Six Months Ended
                                                June 30, 1998                      Year Ended December 31,
                                                 (unaudited)         1997            1996         1995         1994         1993

   Net Assets, End of Period ($000)                $686,657        $587,019        $352,930     $256,126     $224,523     $200,148
   Ratio of Expenses to Average Net Assets             0.18%(1)        0.18%           0.19%        0.21%        0.19%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                               5.49%(1)        5.47%           5.34%        5.87%        4.28%        3.09%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                            0.30%(1)        0.31%           0.33%        0.37%        0.39%        0.40%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees                5.37%(1)        5.34%           5.20%        5.70%        4.08%        2.88%

(1) Annualized

See accompanying notes to financial statements


42   The Flex-funds 1998 Semi-Annual Report

MUTUAL FUND PORTFOLIO, GROWTH STOCK PORTFOLIO, UTILITIES STOCK PORTFOLIO, BOND PORTFOLIO, MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

1.   ORGANIZATION
Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                             OWNED BY FUND AS OF
FUND                                PORTFOLIO                      JUNE 30, 1998
----                                ---------                      -------------
The Muirfield Fund                  Mutual Fund Portfolio                89%
The Highlands Growth Fund           Growth Stock Portfolio               97%
The Total Return Utilities Fund     Utilities Stock Portfolio            80%
The U.S. Government Bond Fund       Bond Portfolio                      100%
The Money Market Fund               Money Market Portfolio               22%

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.


                                     The Flex-funds 1998 Semi-Annual Report   43

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS
Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

FUTURES & OPTIONS
Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the six months ended June 30, 1998 the Portfolios had the following activity in futures contracts and written option contracts:

                                                       LONG CONTRACTS
                                      Number of contracts        Notional amount
--------------------------------------------------------------------------------
Mutual Fund Portfolio:
  Outstanding, beginning of year                   110              $25,064,900
  Contracts opened                                 561               11,313,150
  Contracts closed                                (568)              (7,193,925)
  Outstanding, end of period                       103               29,184,125
=================================== ======================== ===================
Growth Stock Portfolio:
  Outstanding, beginning of year                     7               $1,711,037
  Contracts opened                                 194               50,243,175
  Contracts closed                                (178)             (45,575,637)
  Outstanding, end of period                        23                6,378,575
=================================== ======================== ===================
Bond Portfolio:
  Outstanding, beginning of year                   ---                      ---
  Contracts opened                                  56               $6,315,656
  Contracts closed                                 (51)              (5,749,562)
  Outstanding, end of period                         5                  566,094
=================================== ======================== ===================

44   The Flex-funds 1998 Semi-Annual Report

                             COVERED PUT OPTIONS        COVERED CALL OPTIONS
                             Number of                 Number of
                             contracts    Premiums     contracts     Premiums
--------------------------------------------------------------------------------
Mutual Fund Portfolio:
  Outstanding, beginning
     of year                    4,000    $7,391,887       4,000    $11,991,787
  Options written                 ---           ---         ---            ---
  Options exercised            (4,000)   (7,391,887)     (4,000)   (11,991,787)
  Outstanding, end of year        ---           ---         ---            ---
========================== ============ ============= =========== ============


INCOME TAXES
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

ORGANIZATIONAL COSTS
The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio, Growth Stock Portfolio, Bond Portfolio and Money Market Portfolio have been fully amortized.

SECURITIES TRANSACTIONS
The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Growth Stock Portfolio, and Utilities Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 1998, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

         a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

         b. $7,500 for each Portfolio, except $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.


                                     The Flex-funds 1998 Semi-Annual Report   45

4.   SECURITIES TRANSACTIONS
For the six months ended June 30, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                                   Purchases                Sales

Mutual Fund Portfolio                     $137,451,076            $176,802,677
Growth Stock Portfolio                      14,951,737              15,075,303
Utilities Stock Portfolio                    5,072,323               2,367,157
Bond Portfolio                               1,510,168               7,772,404

As of June 30, 1998, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

Portfolio                                                                 Net
                          Cost basis of  Unrealized    Unrealized    unrealized
                          investments   appreciation  depreciation  appreciation

Mutual Fund Portfolio      $123,687,389    $7,516,370   ($325,891)    $7,190,479
Growth Stock Portfolio       39,804,319     9,374,265    (814,498)     8,559,767
Utilities Stock Portfolio    11,288,380     2,773,712    (200,300)     2,573,412
Bond Portfolio               10,196,214       326,037      (6,447)       319,590
Money Market Portfolio      683,690,491         ---           ---            ---


46   The Flex-funds 1998 Semi-Annual Report

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                                 John M. Emery
                                Richard A. Farr
                               William L. Gurner
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Russel G. Means
                                Lowell G. Miller
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                           Star Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                             KPMG Peat Marwick LLP
                              Columbus, Ohio 43215

THE FLEX-FUNDS
P.O. Box 7177
Dublin, Ohio 43017